1933 Act Registration No. 333-31011

1940 Act Registration No. 811-08289

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 12	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 16	☒

THRIVENT VARIABLE LIFE ACCOUNT I

(Exact Name of Registrant)

THRIVENT FINANCIAL FOR LUTHERANS

(Name of Depositor)

625 Fourth Avenue South, Minneapolis, Minnesota 55415

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: (612) 340-7005

NAME AND ADDRESS OF AGENT FOR SERVICE

John C. Bjork

Senior Counsel for

Thrivent Financial for Lutherans

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:     As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on April 29, 2005 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Thrivent Financial for Lutherans®

Prospectuses

Flexible Premium Variable Life Insurance

April 29, 2005

Thrivent Variable Life Account I
Thrivent Series Fund, Inc.

Important Information About Procedures for Opening A New Account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account or apply for a variable product, we will ask for your name, address, date of birth and other information that will be used to identify you. This information may be compared with information obtained from a consumer reporting agency, public database or other source. We may also ask to see your driver’s license and other identifying documents.

THRIVENT VARIABLE LIFE ACCOUNT I

PROSPECTUS

FOR

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT

ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS

Operations Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415
Telephone: (800) 847-4836	Telephone: (800) 847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This Prospectus describes a flexible premium variable universal life insurance Contract (the “Contract”) previously offered by Thrivent Financial for Lutherans (“Thrivent Financial”, “we”, “us” or “our”). Even though we no longer issue new Contracts, the Contract Owner (“you”) may continue to allocate net premiums among investment alternatives with different investment objectives.

We allocate premiums based on your designation to one or more subaccounts of Thrivent Variable Life Account I (the “Variable Account”) or the fixed account. The assets of each subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. (the “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). We provide the overall investment management for each Portfolio of the Fund, although some of the Portfolios are managed by an investment subadviser. The accompanying prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios of the Fund:

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Technology Portfolio

Thrivent Partner Small Cap Growth Portfolio

(subadvised by Turner Investment Partners, Inc. and Westcap Investors LLC)

Thrivent Partner Small Cap Value Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio

Thrivent Mid Cap Growth Portfolio II

Thrivent Partner Mid Cap Value Portfolio

(subadvised by Goldman Sachs Asset Management LLP)

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner International Stock Portfolio

(subadvised by T. Rowe Price International, Inc. and Mercator Asset Management LP)

Thrivent Partner All Cap Portfolio

(subadvised by Fidelity Management and Research Company)

Thrivent Large Cap Growth Portfolio

Thrivent Large Cap Growth Portfolio II

Thrivent Partner Growth Stock Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent Real Estate Securities Portfolio

Thrivent Balanced Portfolio

Thrivent High Yield Portfolio

Thrivent High Yield Portfolio II

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Mortgage Securities Portfolio

Thrivent Money Market Portfolio

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal, tax risks, and Contract lapse.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference. We have not authorized anyone to provide you with information that is different. The Prospectus is valid only when accompanied or preceded by the current prospectus of Thrivent Series Fund, Inc.

The date of this Prospectus is April 29, 2005.

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CONTRACT BENEFITS/RISKS SUMMARY

This summary describes the Contract’s important benefits and risks. The sections in the Prospectus following this summary discuss the Contract’s benefits and other provisions in more detail. For your convenience, we have provided a Glossary at the end of this Prospectus that defines certain words and phrases used in this Prospectus.

Contract Benefits

The Contract is a flexible premium variable universal life insurance Contract. The variable universal life Contract is built around its cash value. Cash value changes every business day based upon the investment experience of the Portfolios underlying the subaccounts or the amount of interest credited to the fixed account. Premiums increase cash value. Charges and cash you withdraw from the Contract decrease cash value. Your choice of the timing and amount of premiums you pay, investment options, and your use of partial withdrawal and loan privileges will influence the Contract’s performance. The choices you make will directly impact how long the Contract remains in effect, its tax status and the amount of cash available for use.

Death Benefit

We pay a death benefit to the beneficiary upon receipt at our Operations Center of due proof of death of the insured. At the time of purchase, you must choose between two death benefit options: the Level Death Benefit Option and the Variable Death Benefit Option. We will reduce the amount of any death benefit payable by the amounts of any loans, unpaid loan interest and withdrawals.

Level Death Benefit Option. Under this option, the death benefit is the greater of the specified amount or the death benefit factor multiplied by cash value. The death benefit factor depends on the insured’s age at the date of death. The death benefit for this option generally remains level.

Variable Death Benefit Option. Under this option, the death benefit is the greater of the specified amount plus cash value, or the death benefit factor (which depends on the insured’s age at the date of death) multiplied by cash value. The death benefit will vary over time.

Death Benefit Guarantee

A death benefit guarantee is available until the insured reaches age 65 or 10 years from the Contract issue date, whichever is later, provided that you make timely payment of the required minimum premium amounts. The death benefit guarantee ensures that your Contract will remain in effect, even if the cash value is insufficient to pay the current monthly deductions.

Access to Cash Value

Transfers. You may transfer cash value among the subaccounts and the fixed account. You will not be charged for the first 12 transfers in a Contract year. We will charge $25 for each additional transfer during a Contract year. The amount transferred to any subaccount or to the fixed account must be at least $50.

Loans. You may borrow up to 92% (in most states) of the surrender value of your Contract. The surrender value is the cash value of your Contract less any surrender charges and outstanding loan balances as of the date of the loan. We charge you a maximum annual interest rate of 8% until the 15th Contract anniversary; thereafter, the rate will drop to 7.25%. In addition, we may credit a lower annual interest rate to the portion of the fixed account cash value that equals the amount of the total outstanding loan. This rate will never be less than 4% annually. Loans may have tax consequences.

Partial Withdrawals. You may make a written request to withdraw part of your cash value. We deduct a $25 charge from the cash value for each partial withdrawal after the first one in any Contract year. Partial withdrawals may have tax consequences.

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CONTRACT BENEFITS/RISKS SUMMARY

Surrenders. At any time while the Contract is in force and the insured is living, you may make a written request to surrender this Contract. A surrender may have tax consequences.

Premiums

Flexibility of Premiums. You may pay additional premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, we may schedule planned periodic premiums and send you billing statements for the amount you select. You can choose to receive billing statements quarterly, semi-annually or annually. You also may choose to make pre-authorized automatic monthly premiums using our member convenience account. You may make changes in the frequency and payment amounts at any time with adequate notice to our Operations Center.

The Contract

Ownership Rights. While the insured is living and the Contract is in force, you, as the owner of the Contract, may exercise all of the rights and options described in the Contract, subject to the terms of any assignment of the Contract. These rights include selecting and changing the beneficiary, naming a successor owner, changing the specified amount of the Contract, and assigning the Contract.

Investment Options. The Variable Account is an investment account separate from the fixed account. You may direct the money in your Contract to any of the following subaccounts of the Variable Account:

Thrivent Aggressive Allocation Subaccount

Thrivent Moderately Aggressive Allocation Subaccount

Thrivent Moderate Allocation Subaccount

Thrivent Moderately Conservative Allocation Subaccount

Thrivent Technology Subaccount

Thrivent Partner Small Cap Growth Subaccount

Thrivent Partner Small Cap Value Subaccount

Thrivent Small Cap Stock Subaccount

Thrivent Small Cap Index Subaccount

Thrivent Mid Cap Growth Subaccount

Thrivent Mid Cap Growth II Subaccount

Thrivent Partner Mid Cap Value Subaccount

Thrivent Mid Cap Stock Subaccount

Thrivent Mid Cap Index Subaccount

Thrivent Partner International Stock Subaccount

Thrivent Partner All Cap Subaccount

Thrivent Large Cap Growth Subaccount

Thrivent Large Cap Growth Subaccount II

Thrivent Partner Growth Stock Subaccount

Thrivent Large Cap Value Subaccount

Thrivent Large Cap Stock Subaccount

Thrivent Large Cap Index Subaccount

Thrivent Real Estate Securities Subaccount

Thrivent Balanced Subaccount

Thrivent High Yield Subaccount

Thrivent High Yield Subaccount II

Thrivent Income Subaccount

Thrivent Bond Index Subaccount

Thrivent Limited Maturity Bond Subaccount

Thrivent Mortgage Securities Subaccount

Thrivent Money Market Subaccount

Each subaccount invests in one of the corresponding Portfolios listed on the first page of this Prospectus. Amounts in the Variable Account will vary according to the investment performance of the Portfolios in which the subaccounts invest. There is no guaranteed minimum subaccount cash value.

Fixed Account. You may place money in the fixed account where it earns at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so. We may credit a lower rate of interest to the portion of the fixed account securing a loan. The fixed account is part of our general account.

Cash Value. Cash value is the sum of your amounts in the subaccounts and the fixed account. Cash value varies from day to day, depending on the investment performance of the subaccounts you choose, interest we credit to the fixed account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans).

Settlement Options. There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Contract, other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Variable Account. The minimum amount we will apply to a settlement option is $1,000.

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CONTRACT BENEFITS/RISKS SUMMARY

Maturity Benefit. Once the insured has attained age 100, the Contract will provide a maturity benefit equal to the cash value minus any loans and unpaid loan interest.

Supplemental Benefits and Riders

We offer several optional insurance benefits and riders that provide supplemental benefits under the Contract. There is a charge associated with each of these insurance benefits and riders. Your Thrivent Financial associate can help you determine whether any of these benefits and riders are suitable for you.

Contract Risks

Investment Risk

The Contract is not suitable as a short-term savings vehicle. If you invest your cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that the cash value will decrease. You could lose everything you invest and your Contract could lapse without value, unless you pay additional premium. If you allocate premiums to the fixed account, then we credit your cash value (in the fixed account) with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Risk of Lapse

If your monthly charges exceed your surrender value, your Contract may enter a 61-day (in most states) grace period. We will notify you that your Contract will lapse (that is, terminate without value) if you do not send us payment for the amount stated in the notice by a specified date. Your Contract generally will not lapse: (i) if you cover the monthly deduction amount by making timely payment of the minimum premium amount required to keep your death benefit guarantee in effect; or (ii) if you make a payment sufficient to cover the next two monthly deductions before the end of the grace period. Subject to certain conditions, you may reinstate a lapsed Contract.

Tax Risks

We anticipate that the Contract should be deemed a life insurance Contract under federal tax law. However, there is limited guidance under the federal tax law and some uncertainty about the application of the federal tax law to the Contract. Assuming that a Contract qualifies as a life insurance Contract for federal income tax purposes, you should not be deemed to be in constructive receipt of cash value until there is a distribution from the Contract. Moreover, death benefits payable under the Contract should be excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not have to pay U.S. federal income tax on the death benefit.

Depending on the total amount of premiums you pay, the Contract may be treated as a modified endowment Contract (“MEC”) under federal tax laws. If a Contract is treated as a MEC, then surrenders, partial withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Contract is not a MEC, distributions generally will be treated first as a return of your investment in the Contract and then as taxable income. Moreover, loans generally will not be treated as distributions. Finally, neither distributions nor loans from a Contract that is not a MEC are subject to the 10% penalty tax.

You should consult a qualified tax adviser for assistance in all Contract-related tax matters.

Surrender and Partial Withdrawal Risks

A surrender charge applies during the first 10 Contract years after the Contract date and for 10 years after each increase in specified amount. It is possible that you will receive no surrender value if you surrender your Contract in the first few Contract years. You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time.

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CONTRACT BENEFITS/RISKS SUMMARY

You should not purchase the Contract if you intend to surrender all or part of the cash value in the near future. We designed the Contract to meet long-term financial goals. The Contract is not suitable as a short-term investment.

Even if you do not ask to surrender your Contract, surrender charges may play a role in determining whether your Contract will lapse (terminate without value). This is because surrender charges affect the surrender value, a measure we use to determine whether your Contract will enter a grace period (and possibly lapse). See Risk of Lapse, above.

A partial withdrawal will reduce cash value, death benefit and the amount of premiums considered paid to meet the death benefit guarantee premium requirement. If you select a level death benefit option, a partial withdrawal also will reduce the specified amount of the Contract.

A surrender or partial withdrawal may have tax consequences.

Loan Risks

A Contract loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and/or fixed account as collateral. This loan collateral does not participate in the investment performance of the subaccounts or receive any higher current interest rate credited to the fixed account.

We reduce the amount we pay on the insured’s death by the amount of any indebtedness. Your Contract may lapse (terminate without value) if your indebtedness reduces the surrender value to zero.

A loan will reduce your surrender value as well as your death benefit. If you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Portfolio Risks

A comprehensive discussion of the risks of each Portfolio in which the subaccounts invest may be found in the Fund’s prospectus. Please refer to the prospectus for the Fund for more information. There is no assurance that any of the Portfolios will achieve its stated investment objective.

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FEE TABLES

The following tables describe the fees and expenses that you will pay when owning and surrendering the Contract. If the amount of a charge varies depending on the owner’s or the insured’s individual characteristics (such as age, gender or risk class), the tables below show the minimum and maximum charges we assess under the Contract across the range of all possible individual characteristics, as well as the charges for a specified typical owner. These charges may not be representative of the charges you will actually pay under the Contract.

The first table describes the fees and expenses that you will pay at the time you pay premiums, surrender the Contract, or transfer cash value among the subaccounts and the fixed account.

Transaction Fees

Charge	When Deducted	Amount Deducted (Annualized)

Premium Expense Charge	Upon receipt of each premium paid	3% of each premium payment

Premium Tax Charge	Not applicable[1]	Not applicable

Surrender Charge[2] Under the base Contract
Minimum and Maximum Charge	Upon surrender, lapse or decrease in the specified amount during the first 10 Contract years	During the first Contract year, $1.16 to $34.79 per $1,000 of specified amount

Charge for a male insured, issue age 40, in the standard nonsmoker risk class with a specified amount of $150,000, in the first Contract year	Upon surrender, lapse or decrease in the specified amount during the first 10 Contract years	$12.66 per $1,000 of specified amount

1 We are not currently subject to premium taxes. However, we reserve the right to impose a charge for these taxes in the future if we have to pay them.

2 The surrender charge remains level for the first three years of the Contract (or during the first three years following an increase in specified amount), and then decreases each Contract year to zero by the end of year ten (and to zero by the end of the tenth year following an increase in specified amount). Surrender charges depend on the insured’s issue age, gender (in most states), specified amount, risk class and duration of the Contract. The surrender charges shown in the table may not be typical of the charges you will pay. Your Contract’s declarations page will indicate the surrender charges applicable to your Contract, and more detailed information concerning your surrender charges is available on request from our Operations Center at (800) 847-4836.

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FEE TABLES

Transaction Fees, cont.

Charge	When Deducted	Amount Deducted (Annualized)

Following an increase in Specified Amount:
Minimum and Maximum Charge	Upon surrender, lapse or decrease in the specified amount during the first 10 years following an increase in specified amount.	During the first year following the increase in specified amount, $1.12 to $30.28 per $1,000 of the increase in specified amount

Charge for a male insured, issue age 40, in the standard nonsmoker risk class with a specified amount increase of $100,000, in the first year following an increase in specified amount	Upon surrender, lapse or decrease in the specified amount during the first 10 years following an increase in specified amount.	$12.70 per $1,000 of the increase in specified amount

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio company fees and expenses.

Periodic Charges Other Than Portfolio Company Operating Expenses

Charge	When Deducted	Amount Deducted (Annualized)

Withdrawal Fees	Upon partial withdrawal[3]	$25 per withdrawal

Transfer Fees	Upon transfer[4]	$25 per transfer

Contract Change Fees	Upon each change made to the Contract.	$25 per change

Cost of Insurance:[5]
Minimum and Maximum Charge	Monthly	$0.67 to $996.73 per $1,000 of amount at risk[6] per month

Charge for a male insured, issue age 40, in the standard nonsmoker risk class with a specified amount of $150,000 in the first Contract year	Monthly	$2.37 per $1,000 of amount at risk

3 We do not assess a withdrawal charge for the first partial withdrawal taken each Contract year.

4 We do not assess a transfer charge for the first twelve transfers made each Contract year.

5 Cost of insurance charges depend on the insured’s issue age, gender (in most states), amount at risk, specified amount, risk class and duration of the Contract. The cost of insurance charges shown in the table are extremes and may not be representative of the charges you will pay. A Contract that was issued with a substandard rating classification will be charged a multiple of the cost of insurance charge based on the classification in the Contract. Your Contract’s declarations page will indicate the cost of insurance charges applicable to your Contract, and more detailed information concerning your cost of insurance charges is available on request from our Operations Center at (800) 847-4836. Before you purchase a Contract, we will provide you personalized illustrations of your future benefits under the Contract, based upon the insured’s age, gender, risk class, death benefit option chosen, specified amount and riders requested.

6 The amount at risk is equal to the death benefit on the date the charge is deducted minus the cash value on the date the charge is deducted.

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FEE TABLES

Periodic Charges Other Than Portfolio Company Operating Expenses, cont.

Charge	When Deducted	Amount Deducted (Annualized)
Maximum Mortality and Expense Risk Fees	Monthly	During the first 15 Contract years, 0.90% of the total subaccount cash value

After the 15th Contract year, 0.40% of the total subaccount cash value

Administrative Charges	Monthly	$48 annual rate

Issue Expense Charge[7]
Under the base Contract:
Minimum and Maximum Charge	Monthly for 36 months after Issue Date.	$0.01 to $6.93 per $1,000 of specified amount

Charge for a male insured, issue age 40, in the standard nonsmoker risk class with a specified amount of $150,000, in the first Contract year	Monthly for 36 months after Issue Date.	$1.32 per $1,000 of specified amount

Following an increase in Specified Amount:
Minimum and Maximum Charge	On the date of an increase in specified amount and monthly thereafter for 36 months.	$0.01 to $6.72 per $1,000 of the increase in specified amount.

Charge for a male insured, issue age 40, in the standard nonsmoker risk class with a specified amount increase of $100,000, in the first year following an increase in specified amount	On the date of an increase in specified amount and monthly thereafter for 36 months.	$1.80 per $1,000 of the increase in specified amount

Loan Interest	On the date a loan is taken and monthly thereafter	8% until the 15th Contract anniversary, and 7.25% thereafter

7 The issue expense charge depends on the insured’s issue age, gender (in most states), specified amount, and risk class. The issue expense charge shown in the table may not be representative of the charge you will pay. Your Contract’s declarations page will indicate the issue expense charge applicable to your Contract, and more detailed information concerning your issue expense charge is available on request from our Operations Center at (800) 847-4836.

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FEE TABLES

Periodic Charges Other Than Portfolio Company Operating Expenses, cont.

Charge	When Deducted	Amount Deducted (Annualized)
Additional Benefit or Rider Charge[8]
Accidental Death Rider
Minimum and Maximum Charge	On the rider issue date and monthly thereafter until the insured’s age 70	$0.43 to $1.44 per $1,000 of rider coverage amount

Charge for an insured, issue age 30, in the standard nonsmoker risk class with a specified amount/rider coverage amount of $100,000	On the rider issue date and monthly thereafter until the insured’s age 70	$0.43 per $1,000 of rider coverage amount
Disability Waiver Rider
Minimum and Maximum Charge	On the rider issue date and monthly thereafter until the insured’s age 65	$0.08 to $22.60 per $1,000 of rider coverage amount

Charge for a male insured, issue age 30, in the standard nonsmoker risk class, in the first Contract year following the rider issue date	On the rider issue date and monthly thereafter until the insured’s age 65	$0.10 per $1,000 of rider coverage amount
Guaranteed Purchase Option Rider
Minimum and Maximum Charge	On the rider issue date and monthly thereafter until the insured’s age 40	$0.42 to $1.90 per $1,000 of rider coverage amount

Charge for an insured, issue age 25	On the rider issue date and monthly thereafter until the insured’s age 40	$0.88 per $1,000 of rider coverage amount

8 Charges for the Accidental Death Rider, Disability Waiver Rider, Guaranteed Purchase Option Rider, and Applicant Waiver Rider may vary based on the insured’s attained age or issue age, gender, risk class, specified amount, amount at risk, or rider coverage amount. Charges based on age may increase as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. Your Contract’s declarations page will indicate the rider charges applicable to your Contract, and more detailed information concerning your rider charges is available on request from our Operations Center at (800) 847-4836. Before you purchase a Contract, we will provide you personalized illustrations of your future benefits under the Contract, based upon the insured’s age, gender, risk class, death benefit option chosen, specified amount and riders requested.

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FEE TABLES

Periodic Charges Other Than Portfolio Company Operating Expenses, cont.

Charge	When Deducted	Amount Deducted (Annualized)
Applicant Waiver Rider
Minimum and Maximum Charge	On the rider issue date and monthly thereafter until the insured’s age 21	$0.15 to $1.32 per $1,000 of amount at risk

Charge for an insured, issue age 0 and applicant age 30, in the standard risk class.	On the rider issue date and monthly thereafter until the insured’s age 21	$0.17 per $1,000 of amount at risk

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning the fees and expenses of each Portfolio is contained in the Fund prospectus.

	Minimum	Maximum
Total Annual Portfolio Operating Expenses[9]
(expenses that are deducted from Portfolio assets, including management fees and other expenses)	0.37%	1.19%

9 Thrivent Financial has agreed to voluntarily reimburse all expenses other than the advisory fees for certain of the Portfolios. After taking these voluntary arrangements into account, the range (minimum and maximum) of total operating expenses charged by the Portfolios would have been 0.37% to 1.08%. The reimbursements may be discontinued at any time.

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THE CONTRACT

Adult and Juvenile Contracts

We issued adult Contracts to applicants who were age 16 or older. We issued juvenile Contracts when the proposed insured was younger than age 16.

For the juvenile Contract, a juvenile is named as the insured and owner of the Contract. However, because of age, the juvenile cannot exercise the rights of ownership. Therefore, an adult must retain control over the Contract. The adult applicant controller exercises certain rights of ownership on behalf of the juvenile insured. These rights are described in the Contract. The adult controller may transfer control to another eligible person, but cannot transfer ownership of the Contract.

Transfer of control to the juvenile insured will take place at the first Contract anniversary date following the earlier of:

♦	the insured’s 21st birthday;

♦	the insured’s 16th birthday after the adult controller transfers control to the insured in writing; or

♦	the death of the adult controller after the insured’s 16th birthday.

If the person who has control of the Contract dies before the insured gains control, control will be vested in an eligible person according to our bylaws. If we determine that it is best for the insured, we may transfer control of the Contract to some other eligible person according to our bylaws.

The juvenile insured will become a benefit member of Thrivent Financial on the first Contract anniversary date on or following the juvenile’s 16th birthday.

Ownership Rights

The Contract belongs to the owner named in the application. While the insured is living, the owner may exercise all of the rights and options described in the Contract. The owner is the insured unless the application specifies another person as the insured, or the owner is changed thereafter. If the owner is not the insured and dies after the insured, ownership of the Contract will pass to the owner’s estate, unless a successor owner has been designated. To the extent permitted by law, Contract benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).

Modifying the Contract

No representative of Thrivent Financial except the president or the secretary may change any part of the Contract on behalf of Thrivent Financial.

Death, Maturity and Surrender

Your Contract will terminate if the insured dies or if you surrender the Contract. If the Contract is in effect at age 100, it will mature (end) and the cash value less any outstanding loan will be paid to you.

State Variations

Any state variations in the Contracts are covered in a

special policy form for use in that state. This Prospectus

provides a general description of the Contracts. Your actual Contract and any riders are the controlling documents. If you would like to review a copy of the Contract and riders, contact our Operations Center. Contracts may not be available in all states.

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PREMIUMS

We will deduct a 3% premium expense charge for sales expenses from the premium.

Flexible Premiums

This Contract is a flexible premium Contract. After a minimum initial premium, premiums may be paid at any time and in any amount, subject to some restrictions. There are no scheduled premium due dates. However, we have the ability to assist you by scheduling planned periodic premiums. Planned periodic premiums are premiums you choose to pay on a regular basis. We will send you billing statements for an amount you select. You can choose quarterly, semi-annual or annual statements. You may also choose to make pre-authorized automatic monthly premiums using our member convenience account. You may make changes in frequency and payment amounts at anytime with adequate notice.

We recommend that you pay at least the death benefit guarantee premium to protect your Contract from lapsing. Paying this minimum premium amount ensures that your Contract will have enough cash value to pay the monthly deductions during any period of adverse investment returns. See Death Benefit Guarantee. Often when a member decides to purchase a new Contract they will pay a large initial premium to fund the Contract. However, in certain circumstances, a too-large premium payment may cause the Contract to be characterized as a Modified Endowment Contract. See Modified Endowment Contract. You should discuss the amount and frequency of your premiums with your Thrivent Financial associate.

Net Premiums & Premium Allocation

You may allocate your premium to any subaccount of the Variable Account and/or the fixed account. You may allocate premiums to no more than 15 different subaccounts. You may change your allocation percentages at any time. We deduct from each premium a 3% premium expense charge for sales expenses. The remainder of the premium is the “net premium.” Net premiums are the amounts we use to direct to the various subaccounts and/or fixed account according to your allocation instructions.

We allocate net premiums according to the premium allocation percentages you chose at the time of application unless you instruct us otherwise. Your allocation must be in whole percentages and total 100% of the premium. You may not allocate less than $50 to any subaccount or the fixed account. We will allocate your premium according to your allocation instructions on your application.

If we receive your premium before the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 3:00 p.m. Central Time) on a valuation date, allocation occurs at the end of the day in which we receive your payment. If we receive your premium on a non-valuation date or after the NYSE closes, the allocation occurs as of the end of the next valuation date. See Glossary for definition of “valuation date.”

The NYSE is closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. We will not purchase or redeem any accumulation units on any days that Thrivent Financial is not open for business.

Limits

We reserve the right to:

♦	limit any increase in planned periodic premiums;

♦	limit the number and amount of payments in addition to planned periodic payments; and

♦	refuse any premium that adversely affects life insurance qualification under the Internal Revenue Code.

The Internal Revenue Code excludes from gross income, life insurance death benefits and increases in cash value

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PREMIUMS

prior to receipt by the owner. To qualify for this exclusion, federal tax law limits the premiums you may pay and requires that the cash value be limited to a certain percentage of the death benefit. We will return the portion of any premium payment that causes the limit on premiums to be exceeded.

In the event of a reduction in the specified amount, or other changes to the Contract which cause the premiums paid or the cash value to exceed the applicable limit stated in the Internal Revenue Code regarding the definition of life insurance, we will refund any excess premiums or cash necessary to comply with the limit stated in the Internal Revenue Code.

Member Convenience Account

We offer a member convenience account that allows you to pay premiums on a regularly scheduled basis by an automatic deduction from savings or checking accounts. Under this plan, we draw from your account on the date you select and we will allocate premiums to the subaccount(s) or fixed account according to your instructions. However, when the date selected falls on a date that is not a valuation date, such as a holiday or weekend, the premium will be allocated as of the closest preceding valuation date. To set up the member convenience account you can complete the applicable section on the application or, after the time of application on the appropriate Thrivent Financial form.

CONTRACT VALUES

Cash Value

The cash value of your Contract is equal to the sum of the cash values in the Contract’s subaccount(s) and fixed account. The cash value of your Contract, at any one time, is determined by: multiplying the total number of accumulation units for each subaccount by its appropriate current accumulation unit value; adding together the resulting values of each subaccount; and adding any cash value in the fixed account.

While loans are not deducted from cash value, loans do reduce the amount you would receive upon surrender of your Contract and the amount available to pay charges. Loans do not share in the investment performance of the subaccounts and accrue interest charges which may result in less interest credited to your Contract than if the amounts were allocated to the fixed account.

Over the life of your Contract, many factors determine its cash value. They include:

♦	premiums paid;

♦	the investment experience of the subaccounts;

♦	interest credited to the fixed account;

♦	loans taken and loan repayments;

♦	partial withdrawals taken; and

♦	charges and deductions taken.

Because a Contract’s cash value is based on the variables listed above, it cannot be predetermined. Cash value in the subaccounts will largely be determined by market conditions and investment experience of the underlying Portfolios. The owner will bear all such risk.

The cash value of the Contract changes daily. The value of the fixed account is guaranteed as to principal and interest at 4% subject to the Contract charges and deductions. There is no guaranteed minimum cash value for any subaccount.

Fixed Account Cash Value

The fixed account cash value reflects net premiums allocated to the fixed account, transfers of cash value to or from the subaccounts, interest credited, and any deductions. Each day the cash value in the fixed account will change based upon these factors. See your Contract for further detail.

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CONTRACT VALUES

Variable Account Cash Value

Number of Accumulation Units

The number of accumulation units in any subaccount may increase or decrease at the end of each valuation period. This fluctuation depends on the transactions that occur in the subaccount during the valuation period. When transactions occur, the actual dollar amounts of the transactions are converted to accumulation units. The number of accumulation units is determined by dividing the dollar amount of the transaction by the accumulation unit value of the subaccount at the end of the valuation period during which the transaction occurs.

The number of accumulation units in a subaccount increases when the following transactions occur during the valuation period:

♦	net premiums are allocated to the subaccount; or

♦	cash value is transferred to the subaccount from another subaccount or from the fixed account.

The number of accumulation units in a subaccount decreases when the following transactions occur during the valuation period:

♦	cash value is transferred from the subaccount to another subaccount or to the fixed account, including loan transfers;

♦	partial withdrawals and partial withdrawal charges are taken from the subaccount;

♦	monthly deductions or transfer charges are taken from the subaccount;

♦	a charge for a death benefit option change is allocated to the subaccount;

♦	a charge for a Contract change is allocated to the subaccount; or

♦	surrender charges are allocated to the subaccount.

Accumulation Unit Value

For each subaccount, the initial accumulation unit value was set when the subaccount was established. The accumulation unit value may increase or decrease from one valuation period to the next. At the end of each valuation period, the accumulation unit value for a subaccount is equal to (a) multiplied by (b) where:

(a)	Is the accumulation unit value for that subaccount at the end of the prior valuation period.

(b)	Is the net investment factor for that subaccount for that period.

Net Investment Factor

The net investment factor for a subaccount measures investment performance of that subaccount. The net investment factor for a subaccount for a valuation period is determined by dividing (a) by (b) where:

(a)	Is the sum of

(i)	The net asset value per share of the corresponding Portfolio of the subaccount at the end of the valuation period; plus

(ii)	The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the valuation period; plus or minus

(iii)	A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.

(iv)	Is the net asset value per share of the corresponding Portfolio of the subaccount at the end of the prior valuation period.

Surrender Value

The surrender value is the total amount you may withdraw from the Contract. It is equal to the cash value less any surrender charges and any outstanding loan principal and accrued interest. The surrender value changes daily, reflecting increases and decreases in the value of the Portfolios in which the assets of the subaccounts are invested. It is possible for the surrender value of your Contract to decline to zero because of unfavorable investment performance or outstanding loans.

You will be advised as to the number of accumulation units which are credited to the Contract, the current accumulation unit values, subaccount cash value, fixed account cash value, the total cash value and the surrender value at least annually.

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DEATH BENEFITS

The primary reason to buy a life insurance Contract is for the death benefit it provides in the event of the insured’s death. The death benefit is the amount payable upon the death of the insured. At the time of purchase, you chose between two death benefit options: the Level Death Benefit Option or the Variable Death Benefit Option. We determine the amount payable as of the date of the insured’s death depending on the death benefit option chosen. Any loans, unpaid loan interest and partial withdrawals will reduce the amount of the death benefit.

Level Death Benefit Option

As the name suggests, the death benefit for this option remains level, but in limited situations will vary. Under this option, the death benefit is the greater of the specified amount, or the death benefit factor multiplied by cash value. If you keep your Contract in force for several years and your cash value continues to increase, your death benefit may be increased by a death benefit factor. This factor helps to ensure that your death benefit is large enough to qualify as life insurance under federal tax law. The death benefit factor depends upon your age at your date of death. For ages 0 through 40, the factor is 2.5 and afterwards decreases yearly to 1 at age 95. Your Contract includes a table of the death benefit factors.

You should consider the level death benefit option if: you do not expect your insurance needs to generally increase; or you wish to minimize your insurance costs.

In general, the level death benefit option provides greater growth in cash value than the variable death benefit option. By choosing the level death benefit option, any increases in cash value reduce the actual amount of insurance at risk and lower your cost of insurance.

Variable Death Benefit Option

The variable death benefit option provides a death benefit that varies over time. Under this option, the death benefit will be the greater of the specified amount plus cash value, or the death benefit factor (described above) multiplied by cash value. The death benefit fluctuates correspondingly with your cash value.

You should consider the variable death benefit option if:

♦	you expect your insurance needs to increase, or

♦	you wish to have the potential for an increasing death benefit.

In general, the variable option provides a greater death benefit than the level option.

Changing Your Death Benefit Option

You may request to change your death benefit option at any time. If we approve the change: (i), we will increase or decrease the specified amount so your death benefit immediately after the change will be the same as immediately before the change and (ii) we will compute the Contract charges and make the appropriate changes.

If you change from the level death benefit option to the variable death benefit option, we will reduce your specified amount by the amount of cash value you have accumulated on the date the change takes place. We will not allow the change if it reduces your specified amount below $10,000. If you change from the variable death benefit option to the level death benefit option, your specified amount increases. The increase is determined so your death benefit immediately after the change will be the same as immediately before the change. We may require proof of insurability for an increase in your specified amount.

If you change your Contract from a level to a variable death benefit during the first ten years, this may result in the assessment of a surrender charge. The specified amount decreases so your death benefit immediately after the change will be the same as immediately before the change. Additionally, we charge a $25 change fee against your cash value for each death benefit option change.

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DEATH BENEFITS

There may be tax consequences when you change your death benefit option. Please consult your tax advisor before making any such change.

Changing Your Specified Amount

You selected the specified amount when you applied for the Contract. You may change the specified amount by written request. We may require that you return your Contract to make the change. We will not permit any change that would result in your Contract being disqualified as a life insurance Contract under Section 7702 of the Internal Revenue Code of 1986, as amended. Changing the specified amount may have tax consequences and you should consult a tax advisor before doing so.

Increasing Your Specified Amount

Subject to our underwriting guidelines and policies, you have the right to increase the specified amount at any time on or before the Contract anniversary following the insured’s 80th birthday.

Requirements for increasing your specified amount are:

♦	you must provide proof of insurability for the increase;

♦	increases must be at least $10,000; and you must provide proof of insurable interest, if you are not the insured.

When we approve an increase in your specified amount, it is effective as of the date shown on your Contract amendment.

Increases in your specified amount will result in additional charges to cover the increased amount at risk. We compute charges at the existing rates at the time of increase. Each increase will be subject to our issue expense charge. We base the issue expense charge on the insured’s gender and age as of the last Contract anniversary. This charge will apply for the number of months shown on your amended Contract specification page. The cost of insurance rates for each increase will vary based on factors such as gender (in most states), risk class, age and the time elapsed since issue.

A new set of surrender charges will also apply to each increase in the specified amount. We show these new charges on the amended Contract specification page of your Contract.

Sometimes an increase in the specified amount, along with other factors, may cause a Contract to be classified as a Modified Endowment Contract and could have potentially negative tax consequences. Please consult your tax adviser before making any such increases. See Modified Endowment Contract.

Decreasing Your Specified Amount

On or after your first Contract anniversary, you have the right to decrease your specified amount. Requirements for decreasing your specified amount are:

♦	the specified amount remaining in effect cannot be less than $10,000; and

♦	premiums or cash value must be in compliance with Internal Revenue Code’s limits.

The decrease will become effective as of the date we receive the request at the Operations Center. We will subtract the decrease first from any previous increases in the specified amount, starting with the most recent, then from the original specified amount.

We subtract a surrender charge from the cash value if a surrender charge is in effect for that part of the specified amount decreased. We show you the surrender charges applicable to you on the Table of Surrender Charges in your Contract.

A decrease in your specified amount may cause your Contract to be classified as a Modified Endowment Contract and could have other tax consequences. Please consult your tax advisor before decreasing your specified amount. See Modified Endowment Contract.

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DEATH BENEFITS

Death Claims

In the event of the death of the insured, we must receive written notice of death at our Operations Center. Notice should include the insured’s name and Contract number. Your Thrivent Financial associate may assist you in making such a claim.

Once we receive your written notice, we will send a claim form to the beneficiary. The beneficiary must complete the claim form and send it to our Operations Center in Appleton with a certified copy of the death certificate. We will begin processing the claim as soon as we receive these items in good order.

Payment of Benefits

In addition to traditional lump sum payments, other payment options are available. All or part of the life insurance proceeds from death, maturity or surrender may be placed in one of several settlement options. Proceeds distributed according to a settlement option do not vary with the investment performance of the Variable Account. Contract owners may select or change a settlement option prior to, or after, the insured’s death. If you are the Contract owner and the insured, your beneficiary may choose a settlement option at the time of making a claim for death benefits, unless you have chosen an option which does not allow the beneficiary to change it. The minimum amount that we will apply to a settlement option is $1,000. Once the beneficiary chooses a settlement option, we will issue a Contract for that settlement option. In the settlement option Contract, we will reflect guaranteed payments, if any.

Settlement Options

Option 1: Interest

Under this settlement option, the proceeds are left with Thrivent Financial to accumulate interest. Annually our Board of Directors determines the rate of interest. We will pay a rate of interest of at least 3% annually on the proceeds that remain with us. You may withdraw the commuted value of any remaining payments at any time.

Option 2: A Selected Amount of Income

With this settlement option the payee can choose to receive a specified amount at regular intervals until the proceeds with interest have all been paid. The payment period may not exceed 30 years. Interest accumulates on the amount that remains with us until the proceeds are all paid out. For example, if your beneficiary chose to receive $1,000, paid annually, we would pay $1000 annually until we pay out all of the remaining proceeds.

We will pay a rate of interest of at least 3% annually. The amount of interest may be greater than the guaranteed amount. We show this minimum interest rate in your Contract reflecting the guaranteed payments we would make. You may withdraw the commuted value of any remaining payments at any time. Withdrawing unscheduled amounts will exhaust the remaining proceeds sooner.

Option 3: A Specified Period

This option provides payments at regular intervals. The payee may choose a specified number of months or years, but may not choose a period of more than 30 years. For example, if your beneficiary chose payments over 10 years, paid annually, we would pay 1/10th of the total proceeds the first year. Then the next year we would pay 1/9th of the remaining proceeds and so on each year until we pay out all of the proceeds.

We will pay a rate of interest of at least 3% annually on the proceeds that remain with us. We show this minimum interest rate in your Contract reflecting the guaranteed payments we would make. The amount of interest we pay may be greater than the guaranteed amount. Withdrawing unscheduled amounts will exhaust the remaining proceeds sooner. You may withdraw the commuted value of any remaining payments at any time.

Option 4: Life Payment

This settlement option is a form of annuity payment that continues until the annuitant’s death. The annuitant is the person receiving the income and upon

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DEATH BENEFITS

whose life such payments are determined. We make payments to the annuitant at regular intervals during the annuitant’s life. Upon choosing this option, the annuitant also selects a guaranteed period of 10 or 20 years, or selects no guaranteed period at all. If the annuitant dies during the guaranteed payment period, payments will continue to a beneficiary until the guaranteed payment period expires. Under certain circumstances, the guaranteed period may be extended. However, the period cannot exceed 30 years from the time this option is selected. The longer the guaranteed payment period, the lower the amount of regular payment. In other words, the payment amount the annuitant receives would be higher if the annuitant chose no guaranteed payment period. However, the risk the annuitant takes is that he or she may die early into the Contract. The Contract would terminate and all payments would cease.

The amount of the payments depends on the age and, where permitted, gender of the annuitant at the time we issue the payment Contract. We show representative guaranteed payments in the settlement option Contract. These rates are based on a guaranteed effective annual interest rate of 3.5% using the “1983 Table a” annuitant mortality table.

Option 5: Joint & Survivor

This settlement option is another form of annuity payment or life income. In this case, there are two annuitants. The amount of payments are determined based on the lives of both of the annuitants. The payees may choose a guaranteed payment period of 10 or 20 years, or may select no guaranteed payment period at all. Under certain circumstances, the guaranteed period may be extended. However, the period cannot exceed 30 years from the time this option is selected.

Upon the death of one of the persons named to receive payments, we will continue to make payments of the same amount to the survivor for the remainder of the guaranteed payment period. At the end of this period, if the survivor is still living, the payments may be reduced if a reduction factor was chosen at issue. The reduction factors are 0,  1/4,  1/3 and  1/2. We pay the reduced amount until the survivor annuitant’s death. If the survivor also dies during the guaranteed payment period, the remaining guaranteed payments continue to a designated beneficiary. The beneficiary has an option to take a lump sum payment. If no guarantee payment period was selected, all payments will cease and the Contract terminates.

The amount of the payments depends on the age and, where permitted, gender of the annuitants at the time we issue the payment Contract. In addition, any selection of a guaranteed payment period or any reduction factor will influence the payments. We show representative guaranteed payments in the settlement option Contract. These rates are based on a guaranteed effective annual interest rate of 3.5% using the “1983 Table a” annuitant mortality table.

We may also offer other payout options at our discretion.

Death Benefit Guarantee

The death benefit guarantee ensures that your coverage will continue even if the cash value is insufficient to pay the current monthly deductions. However, the guarantee is contingent upon timely payment of a minimum premium amount known as the death benefit guarantee premium.

The death benefit guarantee premium is the minimum monthly premium required to keep your death benefit guarantee in effect by covering the monthly deduction amount. We show your particular death benefit guarantee premium in your Contract. Your death benefit guarantee premium is equal to:

♦	a factor based on age, gender, and risk class, multiplied by your specified amount, then the resulting amount is divided by 1,000;

♦	plus the monthly administrative charge of $4;

♦	plus the required premiums for each additional benefit you choose.

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DEATH BENEFITS

Each month, we will determine if your death benefit guarantee remains in effect. The death benefit guarantee will remain in effect if:

♦	the sum of all premiums paid (less any partial withdrawals) is greater than or equal to the death benefit guarantee premium times the number of months since the Contract issue date, plus any outstanding loan balance; and

♦	the insured’s age is less than 65 or the Contract has been in effect no more than 10 years.

If the first part of the test is not met, we will notify you within 30 days after the day which it has been determined that an insufficiency has occurred. We will generally allow you two months to pay sufficient premiums or loan repayments to satisfy the death benefit guarantee premium. If you do not pay the required premium, the death benefit guarantee will expire and we cannot reinstate it. However, this does not necessarily terminate your Contract. See Contract Lapse and Reinstatement.

If you change your specified amount or riders, we will correspondingly change the death benefit guarantee premium. Any new death benefit guarantee premium is required from the first monthly deduction date following the change.

Please note that the death benefit guarantee will terminate automatically at age 65 or 10 years after the issue date, whichever is later. After automatic termination, the insurance coverage provided by the Contract will be funded by your cash value. The Contract will remain in force until your cash value is not large enough to pay monthly deductions or your Contract reaches its maturity date. See Contract Lapse and Reinstatement.

In some states, the death benefit guarantee is not available for certain risk classes.

PARTIAL WITHDRAWALS AND SURRENDERS

To completely surrender your Contract and receive your surrender value or for partial withdrawals, you must submit a signed Thrivent Financial surrender form to our Operations Center. The surrender or partial withdrawal will not be processed until we receive your request in good order. You may obtain a form by contacting your Thrivent Financial associate or calling our Operations Center at (800) 847-4836. We do not accept telephone requests for full surrenders.

You must have a Medallion Signature Guarantee if you want to do any of the following:

♦	Withdraw a value of more than $100,000;

♦	Send proceeds to an address other than the one listed on your account; or

♦	Make the check payable to someone other than the current owner(s).

Partial Withdrawals

Partial withdrawals offer you a way to access your cash value. You may withdraw part of your surrender value upon written request. The amount of a partial withdrawal may not exceed the surrender value on the date of the request. We do not require a minimum amount to be withdrawn. Withdrawals are implemented by either the redemption of accumulation units and/or reduction in the fixed account balance. The partial withdrawal will be taken from the subaccounts and fixed account according to: the ratio that the Contract’s cash value in the subaccount or fixed account bears to the total cash value of the Contract at the time of the partial withdrawal; or any other administrative option you choose that is available at the time of the partial withdrawal. A $25 charge will be deducted from the cash value for each partial withdrawal after the first one in any Contract year. An amount withdrawn may not be repaid.

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PARTIAL WITHDRAWALS AND SURRENDERS

For a Contract with the Level Death Benefit Option:

A partial withdrawal will reduce your cash value, specified amount, death benefit and the amount of premiums considered paid to meet the death benefit guarantee premium requirement. If the death benefit is equal to the specified amount at the time of the partial withdrawal, the amount of the reduction in the death benefit will be equal to the amount of the partial withdrawal. If the death benefit is greater than the specified amount, (a) the specified amount will be reduced by the amount (if any) by which the partial withdrawal amount exceeds the difference between the death benefit and the specified amount, and (b) the new death benefit will be based on the death benefit factor, cash value, and specified amount after the reduction.

The specified amount remaining in effect after a partial withdrawal may not be less than $10,000. We will not grant any request for a partial withdrawal that would reduce the specified amount below this amount.

For a Contract with the Variable Death Benefit Option:

A partial withdrawal will reduce the cash value, death benefit and the amount of premiums paid. Since the premiums paid are reduced, partial withdrawals also affect the amount of premiums considered paid to meet the death benefit guarantee premium requirement. A partial withdrawal will not reduce the specified amount.

A partial withdrawal may have tax consequences. See Federal Tax Matters. It is important to note that if the specified amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. See Modified Endowment Contract.

Surrender

You may surrender this Contract for its surrender value by sending a written request to our Operations Center. If you surrender your Contract, you will receive the cash value less any surrender charge and outstanding loan balance.

Postponement of Payments

We typically pay the amount of any surrender, partial withdrawal, death benefit, loan, transfer or settlement option within 7 days after receipt of all applicable written and telephone requests and/or proof of death of the insured. We may postpone payment of any amount due from the Variable Account for a surrender, partial withdrawal, transfer loan or on the death of the insured whenever:

♦	the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the New York Stock Exchange is otherwise restricted;

♦	the SEC has determined that an emergency exists;

♦	the SEC requires that trading be restricted; or

♦	the SEC, by order, permits such postponement for the protection of Contract owners.

We also may postpone any transfer from the fixed account or payment of any portion of the amount payable upon surrender, partial withdrawal or loan from the fixed account for not more than 6 months from the day we receive your written request and, if required, your Contract.

If we postpone payment for 10 days or more, the amount of the postponed payment will earn interest during that period of not less than 4% per year, or such higher rate as required by law.

If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Contract owner’s account, and thereby refuse to pay any request for transfers, partial withdrawals, surrenders or death benefits. Once blocked, money is held in that account until instructions are received from the appropriate regulator.

A full surrender of your Contract may have tax consequences. See Federal Tax Matters.

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TRANSFERS

While the insured is alive and the Contract is in force, you may transfer the cash value among the subaccounts and fixed account by submitting a proper written request to our Operations Center. You may also transfer by telephone by completing a Telephone Transaction Authorization Form.

You may make twelve transfers per Contract year from subaccounts without charge. There will be a $25 charge for each transfer in excess of twelve.

Only one transfer may be made from the fixed account in each Contract year. The transfer may not exceed the greater of $500 or 25% of the cash value in the fixed account at the time of transfer. This transfer is not subject to any charge.

Any transfer among the subaccounts or to the fixed account will result in the crediting and cancellation of accumulation units based on the accumulation unit values. Calculations are made as of the end of the valuation period during which a proper transfer request is received. The transfer amount must be at least $500. If it is for the entire cash value from an account, the transfer amount may be less. Of the total transfer being made, the amount transferred to any subaccount or to the fixed account must be at least $50.

Abusive Trading Policies and Monitoring Processes

We do not allow short-term and excessive transfers and other abusive trading practices, and we do not accommodate frequent purchases and redemptions except as described below. Abusive trading by contract owners can disrupt portfolio management and increase expenses of the underlying mutual fund and thereby negatively impact the performance of the corresponding subaccount.

We have adopted the following policies to combat abusive trading practices. Several different tactics are used to reduce the frequency and effect of abusive trading within the subaccounts. We may use a combination of monitoring contract owner activity and restricting contract owner transfers. When monitoring contract owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers, and trading patterns. In making this evaluation, we may consider trading in multiple contracts under common ownership or control.

We may deem the transfer out of all or a substantial portion of a contract owner’s subaccount value to be abusive if the transfer is made within fifteen days after the value was transferred into that subaccount. This policy does not apply to dollar cost averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.

If we determine that you are engaging in abusive trading activity, we will request you to cease such activity immediately. If we determine that you are continuing to engage in abusive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject, restrict or cancel any transfer request, without notice for any reason.

Although we seek to deter and prevent abusive trading practices, there are no guarantees that all activity can be detected or prevented. Contract owners engaging in abusive trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify abusive trading.

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WRITTEN AND TELEPHONE REQUESTS

Written Requests

You may exercise any of the following privileges by sending written request (and payment and/or evidence of insurability, if applicable):

♦	premium payment;

♦	change in death benefit option;

♦	increase/decrease in specified amount;

♦	partial withdrawal;

♦	surrender;

♦	reinstatement;

♦	transfers;

♦	dropping/adding an additional benefit;

♦	loan;

♦	filing a death claim;

♦	selecting/changing a settlement option;

♦	change in allocation instructions;

♦	loan repayment; and

♦	beneficiary change(s).

Most written requests must be made on certain approved forms. Please contact us at our Operations Center to receive any form you may need to satisfy your request. Written requests must be sent to the Operations Center.

Telephone Transactions

If we have received a properly completed Telephone Transaction Authorization Form, you may perform various transactions over the telephone. Telephone services include transfers, premium allocation changes, loans and certain other transactions.

We have adopted reasonable security procedures to ensure the authenticity of telephone instructions, including requiring identification information, recording conversations and providing written confirmations of transactions. Nevertheless, we will honor telephone instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the owner if an unauthorized person uses this service in the owner’s name.

If several persons seek to effect telephone instructions at or about the same time, or if our recording equipment malfunctions, it may be possible that you will not be able to make a telephone transaction at that time. Should this occur, we recommend that you submit a written request. If due to malfunction or other circumstances, the recording of the owner’s telephone request is incomplete or not fully comprehensible, we will not process the transaction.

The telephone number for transactions is (800) 847-4836.

We reserve the right to restrict telephone transactions at any time.

We do not currently offer Internet transactions capability to Contract owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.

Timely Processing

We will process all requests in a timely fashion. Requests received by 3:00 p.m. Central Time (or earlier to correspond with an early closing of the NYSE) on a valuation date will use the Contract’s cash value as of the close of business on that valuation date. We will process requests received asfter that time using the Contract’s cash value as of the close of business of the following valuation date.

Once we issue your Contract, we will process payment of any amount due from any subaccount within seven calendar days after we receive your written request. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the fixed account cash value may be deferred up to six months.

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LOANS

While the insured is living and your Contract is in force, you may, by written request, use your cash value as security to borrow up to 92% (in most states) of your surrender value. Interest will accrue on a daily basis at a maximum annual rate of 8% on the loan balance until you reach your 15th Contract anniversary. Thereafter the rate will drop to a maximum 7.25% per year. (Please note that these rates are the maximum rates; current rates may be less.) When a loan is made, cash value in the fixed account will be used as security for the loan. To ensure that the fixed account has enough cash value to secure the loan, cash value will be transferred from the subaccounts or fixed account according to the ratio that the cash value in the subaccounts or fixed account bears to the total cash value; or according to any other administrative option you choose and available at the time of the loan. The amount transferred will continue to be treated as part of the Contract’s cash value.

Each month, if the total loan (principal plus accrued interest) exceeds the total fixed account cash value, the difference will be transferred from the subaccounts to the fixed account as security for the loan.

A lower interest rate may be credited to the portion of the fixed account cash value that equals the amount of the total outstanding loan. We determine the rate credited. The rate credited will never be less than 4% annually. Therefore, the net cost of the loan will be a maximum of 4% on loans before the Contract’s 15th Anniversary and 3.25% thereafter. (Separately, interest is charged on any loan at an annual rate of 8%, dropping to 7.25 % after 15th anniversary.)

While your Contract is in force, you may repay, at any time, all or part of your loan. You must indicate when a loan repayment is being made. Unless you indicate, all payments we receive will be considered premiums. Upon your request, we will set up a loan repayment schedule for you. When you repay all or part of a loan, we will increase the portion of the cash value in the subaccounts by the amount of the repayment that is allocated to the subaccounts and transplanted from the fixed account. Repayments will be allocated according to your premium investment allocation. Total cash value does not increase as a result of a loan repayment. The longer the loan is outstanding, the greater the negative impact it will have on cash value growth.

A loan will reduce your surrender value as well as your death benefit. Depending upon investment performance of the subaccounts and the amounts borrowed, loans may cause your Contract to lapse. If your Contract lapses with an outstanding loan, adverse tax consequences may result. You should carefully consider the impact on your Contract’s death benefit, before exercising these privileges.

A loan may have tax consequences. See Federal Tax Matters.

CONTRACT LAPSE AND REINSTATEMENT

Lapse

Your Contract will lapse (that is, terminate without value) if:

♦	your monthly charges are greater than your surrender value,

♦	your death benefit guarantee is not in effect, and

♦	payment sufficient to cover the next two monthly deductions is not received within 61 days(in most states) of notification of the cash value deficiency.

If this cash value deficiency occurs, the only right remaining is the right to reinstate your Contract within certain limitations. The requirements for reinstatement and associated limitations are described below and in more detail in your Contract.

25

CONTRACT LAPSE AND REINSTATEMENT

Reinstatement

You may reinstate the Contract any time within three years after it has lapsed. However, reinstatement cannot occur if the Contract was surrendered. To reinstate your Contract you must submit proper evidence of insurability and pay a premium equal to:

♦	the reinstated loan amount; plus

♦	any surrender charge at the time of reinstatement; plus

♦	the first two monthly deduction amounts after reinstatement; less

♦	the cash value at termination; less

♦	any surrender charge credited back at reinstatement; plus

♦	the new surrender charge taken for any reduction in the specified amount you request at reinstatement plus 3% on the sum of the above to cover the sales charge.

The premium paid upon reinstatement will be used first to pay any unpaid monthly deductions that occurred during the grace period. Your Contract will then be reinstated as of the date we approve your application for reinstatement.

If you reinstate your Contract, we will not contest the validity of the reinstated Contract after it has been in effect for two years from the date of reinstatement. Subsequently, any contest will be limited to statements made in the application for reinstatement.

THRIVENT FINANCIAL FOR LUTHERANS AND THE VARIABLE ACCOUNT

Thrivent Financial for Lutherans

We are a fraternal benefit society owned by and operated for our members. We are a not-for-profit, non-stock, membership organization, organized in 1902 under the laws of the State of Wisconsin. We are currently licensed to transact life insurance business in all 50 states and the District of Columbia. We are obligated to pay all amounts promised to Contract owners under the Contracts.

The Variable Account

The Variable Account is a separate account of ours. We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. We may transfer to our General Account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each subaccount of the Variable Account are credited to or charged against that subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for expense and mortality risks, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

26

INVESTMENT OPTIONS

Variable Investment Options and the Subaccounts

You may allocate the premiums and transfer the accumulated value to one or more subaccounts of the Variable Account. We invest the assets of each subaccount in a corresponding Portfolio of the Fund. Below is a summary of each Portfolio’s investment objective. There is no assurance that any of the Portfolios will achieve their stated objective. For example, during extended periods of low interest rates, the yields of a money market subaccount may become extremely low and possibly negative.

Portfolio	Investment Objective
Thrivent Aggressive Allocation Portfolio	To seek long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderately Aggressive Allocation Portfolio	To seek long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderate Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

Thrivent Moderately Conservative Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

Thrivent Technology Portfolio	To seek long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Thrivent Partner Small Cap Growth Portfolio	To achieve long-term capital growth by investing primarily in a diversified portfolio of common stocks of U.S. small capitalization companies.

Thrivent Partner Small Cap Value Portfolio	To seek long-term growth of capital by investing primarily in a professionally-managed diversified portfolio of smaller capitalization common stocks.

Thrivent Small Cap Stock Portfolio	To seek long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

Thrivent Small Cap Index Portfolio	To strive for capital growth that approximates the performance of the S&P SmallCap 600 Index* by investing primarily in common stocks of the index.

Thrivent Mid Cap Growth Portfolio	To achieve long-term growth of capital by investing primarily in a professionally-managed diversified portfolio of common stocks of companies with medium market capitalizations.

Thrivent Mid Cap Growth Portfolio II	To achieve long-term growth of capital by investing primarily in a diversified portfolio of common stocks of companies with medium market capitalizations.

* “Standard & Poor’s®“, “S&P®“, “Standard & Poor’s 500”, “500”, “Standard & Poor’s SmallCap 600 Index”, “S&P SmallCap 600 Index”, “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

27

INVESTMENT OPTIONS

Variable Investment Options and the Subaccounts cont.

Portfolio	Investment Objective
Thrivent Partner Mid Cap Value Subaccount	To achieve long-term growth of capital.

Thrivent Mid Cap Stock Portfolio	To seek long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

Thrivent Mid Cap Index Portfolio	To seek total returns that track the performance of the S&P MidCap 400 Index* by investing primarily in common stocks comprising the Index.

Thrivent Partner International Stock Portfolio	To strive for long-term capital growth by investing primarily in foreign stocks.

Thrivent Partner All Cap Portfolio	To seek long-term growth of capital.

Thrivent Large Cap Growth Portfolio	To achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

Thrivent Large Cap Growth Portfolio II	To achieve long-term growth of capital and future income by investing primarily in a diversified portfolio of common stocks of companies that appear to offer better than average long-term growth potential.

Thrivent Partner Growth Stock Portfolio	To achieve long-term growth of capital and, secondarily, increase dividend income by investing primarily in a diversified portfolio of common stocks of well-established growth companies.

Thrivent Large Cap Stock Portfolio	To seek long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Thrivent Large Cap Value Portfolio	To achieve long-term growth of capital.

Thrivent Large Cap Index Portfolio	To strive for investment results that approximate the performance of the S&P 500®* Index by investing primarily in common stocks of the Index.

Thrivent Real Estate Securities Portfolio	To seek to provide long-term capital appreciation and high current income by investing primarily in the equity securities of companies in the real estate industry.

Thrivent Balanced Portfolio	To seek capital growth and income by investing in a mix of common stocks, bonds and money market instruments. Securities are selected consistent with the policies of the Large Cap Index and the Bond Index Portfolios.

* “Standard & Poor’s®“, “S&P®“, “Standard & Poor’s 500”, “500”, “Standard & Poor’s SmallCap 600 Index”, “S&P SmallCap 600 Index”, “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

28

INVESTMENT OPTIONS

Variable Investment Options and the Subaccounts cont.

Portfolio	Investment Objective
Thrivent High Yield Portfolio	To achieve a higher level of income through investment in a diversified portfolio of high yield securities (“junk bonds”) which involve greater risks than higher quality investments, while also considering growth of capital as a secondary objective.

Thrivent High Yield Portfolio II	To strive for high current income and secondarily capital growth by investing primarily in high-risk, high yield bonds commonly referred to as “junk bonds.”

Thrivent Income Portfolio	To achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate- and long-term fixed income securities.

Thrivent Bond Index Portfolio	To strive for investment results similar to the total return of the Lehman Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

Thrivent Limited Maturity Bond Portfolio	To seek a high level of current income consistent with stability of principal.

Thrivent Mortgage Securities Portfolio	To seek a combination of current income and long-term capital appreciation by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

Thrivent Money Market Portfolio	To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.

You should periodically evaluate your allocation among the subaccounts in light of current market conditions and the investment risks associated with investing in the Fund’s various Portfolios. A full description of the Portfolios, their investment objectives, policies and restrictions, expenses, risks associated with investing in the Fund’s Portfolios and other aspects of the Fund’s operations is contained in the accompanying prospectus for the Fund, which should be carefully read in conjunction with this Prospectus.

Shares of the Fund are sold to other Portfolios of the Fund, to other insurance company separate accounts of ours and of our wholly owned subsidiary, Thrivent Life Insurance Company (“Thrivent Life”), and to retirement plans that we sponsor. The Fund may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for Thrivent Life and us to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance Contract owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such Contract owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

♦	Changes in state insurance laws;

29

INVESTMENT OPTIONS

♦	Changes in Federal income tax law;

♦	Changes in the investment management of the Fund;

♦	Differences in voting instructions between those given by the Contract owners from the different separate accounts.

If we believe the response of the Fund to any of those events or conflicts insufficiently protects Contract owners, we may take appropriate action on our own. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences.

The Fund is registered with the SEC under the 1940 Act as an open-end management investment company (commonly called a “mutual fund”). This registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.

The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one subaccount to another subaccount, the fixed account, or a fixed period allocation as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding subaccount.

Investment Management

We act as investment adviser for the Portfolios of the Fund, and we are a registered investment adviser under the Investment Advisers Act of 1940. The Fund and Thrivent Financial have engaged the following investment subadvisers:

♦	Turner Investment Partners, Inc. and Westcap Investors LLC serve as subadvisers for Thrivent Partner Small Cap Growth Portfolio.

♦	T. Rowe Price Associates, Inc. serves as subadviser for the Thrivent Partner Small Cap Value Portfolio and the Thrivent Partner Growth Stock Portfolio.

♦	Goldman Sachs Asset Management LLP serves as subadviser for Thrivent Mid Cap Value Portfolio.

♦	T. Rowe Price International, Inc. and Mercator Asset Management LP serve as subadvisers for Thrivent Partner International Stock Portfolio.

♦	Fidelity Management and Research Company serves as subadviser for the Thrivent Partner All Cap Portfolio.

The Fund and Thrivent Financial pay each of the above subadvisers an annual fee for its subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

Voting Privileges

All of the assets held in the subaccounts are invested in shares of the corresponding Portfolios. We are the legal owner of those shares and have the right to vote on any matters voted on at shareholder meetings. To the extent required by law, we will vote at shareholder meetings in accordance with instructions received from Contract owners. The Contract owner will have instruction rights with respect to Portfolio shares attributable to the Contract. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change as to permit us to vote the Portfolio shares in our own right, we may do so.

Any Portfolio shares for which we do not receive timely voting instructions, or which are not attributable to Contract owners will be represented at the meeting and voted by us in proportion to the instructions received.

Addition, Deletion, Combination, or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the

30

INVESTMENT OPTIONS

Variable Account may purchase. If the shares of a Portfolio of the Fund are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a Contract interest in a subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law. The Variable Account may to the extent permitted by law purchase other securities for other Contracts or permit a conversion between Contracts upon request by the Contract owners.

We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new subaccounts, combine two or more subaccounts, or eliminate one or more subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new subaccounts may be made available to existing Contract owners on a basis to be determined by us.

If any of these substitutions or changes are made, we may by appropriate endorsement change the Contract to reflect the substitution or change. If we deem it to be in the best interest of Contract owners, and subject to any approvals that may be required under applicable law, we may operate the Variable Account as a management company under the 1940 Act, we may cause it to be deregistered under that Act if registration is no longer required, or we may combine it with other separate accounts of ours.

Fixed Account

The fixed account offers the potential for cash value accumulation through the crediting of interest. We credit interest on each premium you allocate or transfer to the fixed account. From the date of the allocation or transfer, we credit interest daily. Unlike the subaccounts of the separate account, the performance of this investment option does not rely on the financial markets. Any premiums allocated to the fixed account will be subject to all Contract fees, charges and expenses.

All premiums allocated to the fixed account become part of our general account. The general account consists of all assets owned by Thrivent Financial other than those segregated in any separate account. Subject to applicable law, we have sole discretion over the investment of the general account assets. You do not share directly in the investment returns of those assets. Instead, each quarter, we will declare an effective annual interest rate for the fixed account. We guarantee that the effective interest rate will never be less than 4% annually. However, we may credit a lower rate of interest to the portion of the fixed account securing a loan.

We may credit interest at a rate in excess of 4% per year. However, we are not obligated to do so and will do so at our own discretion. You assume the risk that we may not pay interest that exceeds 4% for any given year. There is no specific formula for the determination of excess interest, if any. We base any such excess interest on numerous factors. Some of the factors that we may consider, include but are not limited to, general economic trends, our current and anticipated investment returns, regulatory requirements and competitive factors.

Interests in the fixed account have not been registered under the Securities Act of 1933 (“1933 Act”), and the fixed account has not been registered as an investment company under the 1940 Act. Accordingly, neither the fixed account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the fixed account option and the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.

31

CHARGES AND DEDUCTIONS

Charges are necessary to pay death benefits, to cover the expenses generated by issuing, distributing, and administering the Contract, and to fund our fraternal activities. We may profit from one or more of the charges under the Contract. We may use these profits for any corporate purpose.

Transaction Fees

Charges Deducted from Premiums (Premium Expense Charge)

We charge a premium expense charge of 3% on all premiums. The resulting amount available after the charge is the net premium. We use this charge to cover the costs of sales and other expenses. We credit the net premium to the subaccounts and fixed account according to your allocation instructions.

Surrender Charge

If you choose to surrender your Contract or reduce your specified amount, we will reduce your cash value by the applicable surrender charge. Surrender charges compensate us for expenses associated with underwriting, issuing and distributing the Contract. We deduct the surrender charge proportionately from each of your subaccounts and the fixed account. For the first three years of the Contract, surrender charges remain level then grade to zero by the end of the 10th Contract year. Surrender charges are based upon your issue age, gender (in most states), risk class and duration of the Contract. New surrender charges begin with each specified amount increase.

The initial surrender charge is assessed on a per thousand basis. The amount per thousand of specified amount varies by gender (in most states), risk class and issue age. This declining charge terminates at the end of the 10th Contract year. Beginning in the 11th year after the issue date (assuming no increases in specified amount), the surrender charge will be zero. We list your surrender charges in your Contract.

If you increase your Contract’s specified amount, a new surrender charge is applicable, in addition to the existing surrender charge. It is based on an amount per thousand of the specified amount increase. We list your actual surrender charges for the increased specified amount separately on an amendment to your Contract. We mail the amendment to you after we process the request for increase in specified amount. During the first three years, the surrender charge for the specified amount increase is level, thereafter it declines annually by  1/8th of the initial charge.

The following is an example of surrender charges for a 40-year-old male, $150,000 specified amount and a standard nonsmoker risk class:

Contract Year	Surrender charge per Thousand Dollars
1	$12.66
2	12.66
3	12.66
4	11.07
5	9.49
6	7.91
7	6.33
8	4.75
9	3.16
10	1.58
11	0.00

If you decrease the specified amount while the surrender charge applies, we assess a surrender charge. We assess the charge proportionately to the amount of the decrease, based on the surrender charges for the specified amount from which the decrease is subtracted. We subtract the amount of decrease first from any previous increase in the specified amount, starting with the most recent, and then from the original specified amount.

Withdrawal Charge

We charge $25 for each partial withdrawal after the first partial withdrawal each Contract year. This charge is added to the amount withdrawn.

Transfer Charge

You may make up to twelve transfers per Contract year from subaccounts without charge. We charge $25 for each transfer in excess of twelve. This charge is added to

32

CHARGES AND DEDUCTIONS

the amount transferred. Transfers resulting from dollar cost averaging, loans, the exchange privilege, change in subaccount investment policy, or the initial reallocation of premiums from the Money Market Subaccount do not count as transfers for the purpose of assessing this charge.

Contract Change Fee

We charge $25 from cash value for each change you make to your Contract. Such Contract changes include but are not limited to, a change in specified amount, risk class, death benefit options, and riders.

Monthly Deductions from Cash Value

We deduct certain charges from cash value on a monthly basis. We refer to these charges as monthly deductions. Monthly deductions are deducted from each subaccount or fixed account on a basis proportional to the cash value in the Contract. For the fixed account, we reduce the cash value by the proportion that the cash value in the fixed account bears to the cash value of the entire Contract. For subaccounts, we redeem sufficient accumulation units from each subaccount in the proportion that cash value each subaccount bears to the cash value of the entire Contract. We deduct charges on the same date each month, beginning with the issue date, provided that day of the month is a valuation date. If that day of the month does not fall on a valuation date, we use the nearest preceding valuation date. Because portions of the many deductions (e.g., the cost of insurance) can vary from month to month, the aggregate monthly deductions also will vary.

The monthly deductions consist of:

♦	the cost of insurance charge;

♦	the monthly mortality and expense risk charge;

♦	the monthly administrative charge;

♦	the monthly issue expense charge; and

♦	any applicable charges for supplemental insurance benefits and riders available under the Contract.

Cost of Insurance

We assess a monthly cost of insurance charge to compensate us for underwriting the death benefit. The charge depends on a number of variables (including issue age, gender unless the Contract is issued in a unisex class as indicated in your Contract, risk class, rating class, duration, and specified amount) that would cause it to vary from Contract to Contract.

The primary factors in the determination of the cost of insurance are the cost of insurance rate (or rates) and the net amount at risk. The cost of insurance charge for the initial specified amount equals: the cost of insurance rate for the insured’s age shown in your Contract, multiplied by the net amount at risk for the initial specified amount of your Contract divided by 1,000. Factors that affect the amount at risk, including investment performance, payment of premiums, charges, withdrawals and loans. We deduct the cost of insurance charge on each date we assess monthly deductions, starting with your Contract issue date.

We use a standard method of underwriting in determining the cost of insurance. The factors that goes into standard underwriting are:

♦	the amount of insurance applied for,

♦	the proposed insured’s age,

♦	outcome of medical testing,

♦	reports from physicians (attending physicians’ statements); or

♦	other information such as financial information may be required.

Based on the above information, standard coverage may be offered, or if it is determined that risks for a proposed insured are higher than would be the case for a healthy individual, the proposed insured may receive a rating which increases premiums, or in some cases, the proposed insured may be declined.

33

CHARGES AND DEDUCTIONS

Cost of Insurance Rates

Cost of insurance rates are determined for the initial specified amount and each increase in specified amount. Actual cost of insurance rates may change, and we will determine the actual monthly cost of insurance rates based on our expectations as to future mortality experience.

Actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set for in the Contract. These guaranteed rates are not greater than the 1980 Commissioners Standard Ordinary Mortality Table B. We currently use cost of insurance rates that are lower than the annual guaranteed cost of insurance rates, and we reserve the right to raise those current rates.

The cost of insurance rates generally increase as the insured’s attained age increases. The risk class of an insured also will affect the cost of insurance rate. Insureds in the standard underwriting class will have a lower cost of insurance rate than those in risk classes involving higher mortality risk. The standard risk class is divided into categories: smoker and non-smoker. Non-smoker using insureds will generally have a lower cost of insurance rate than similarly situated insureds who smoke.

We use a standard method of underwriting in determining the cost of insurance. We use the same guidelines in determining premiums for the cost of insurance for the Contract as we would for any other life insurance Contract we offer.

Mortality and Expense Risk Fees

For Contracts in force for less than 15 years, we will assess monthly mortality and expense risk charge guaranteed never to exceed 0.075% of the total subaccount cash value (approximately 0.9% annually). The charge is applied to the total cash value in the subaccounts on each monthly deduction date. For Contracts in force for at least 15 years, we will assess mortality and expense rate guaranteed to be at least 0.04166% percent (approximately 0.5% annually) less than the effective rate for Contracts that have not reached their 15th Contract anniversary. Currently, the monthly charge for Contracts in force for less than 15 years is 0.0625% (approximately 0.75% annually) of the total subaccount cash value. This charge drops to 0.02083% (approximately 0.25% annually) of the total subaccount cash value in Contract year 16. (No mortality and risk expense charges are deducted from the fixed account.)

The mortality risk assumed is that insureds, as a group, may live for a shorter period of time than we estimate and, therefore, the cost of insurance charges specified in the Contract would be insufficient to meet actual claims. The expense risk is that expenses incurred in issuing and administering the Contracts and operating the Variable Account may be greater than the charges we assess for such expenses. We may use any profit to pay distribution, sales and other expenses.

Administrative Charge

We deduct a charge of $4 to cover administrative costs. This charge covers such expenses as premium billing and collection, cash value calculation, transaction confirmations and periodic reports.

Issue Expense Charge

We deduct a charge to cover costs of issuing a Contract. We deduct this charge for the first 36 months after the issue date and at the time of each specified amount increase. This charge varies by age, risk class, specified amount and, in most states, gender.

Rider or Additional Benefit Charge

If your Contract includes riders or additional benefits, we will deduct an Additional Benefit Charge from the cash value for those benefits. Benefits include guaranteed purchase option, disability waiver, applicant waiver and accidental death.

34

CHARGES AND DEDUCTIONS

Portfolio Company Charges

The value of the net assets of each subaccount reflect the investment advisory fee and other expenses incurred by the underlying Portfolios in which the subaccount invests. Fees range from 0.37% to 1.19% of the average annual daily net asset value. For more information on these fees and expenses, refer to the applicable Portfolio company prospectus and Fee Tables above.

Variation or Reduction of Charges

We may vary the charges and other terms of the Contracts if special circumstances result in reduced sales expenses, administrative expenses, or various risks. These variations will not be unfairly discriminatory to the interests of other Contract owners. Variations may occur in Contracts sold to members of a class of associated individuals, an employer or other entities representing an associated class.

FEDERAL TAX MATTERS

General

The following discussion provides a general description of federal income tax considerations relating to the Contract. The discussion is based on current provisions of the Internal Revenue Code as currently interpreted. There is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. We do not intend this as tax advice. The discussion is not exhaustive. Federal estate, gift and generation skipping and state and local estate, inheritance, income and other tax consequences of ownership or receipt of Contract proceeds are not discussed in this prospectus and depend on the circumstances of each Contract owner and/or beneficiary.

The ultimate effect of federal income taxes on values under the Contract and on the economic benefit to you or the beneficiary depends upon the Contract’s tax status, the terms of the Contract and your individual circumstances. Because of the complexity of the law and its unique application to every individual, you may need tax advice if you are contemplating purchase of a Contract or the exercise of options under a Contract. You should consult a tax advisor for complete information on the tax treatment of the Contract, for the tax treatment under the laws of your state, and for any information on the impact of proposed or future changes in tax legislation, regulations or interpretations.

Variable Account Tax Status

Both investment income and realized capital gains of the Variable Account (i.e., income and capital gains distributed to the Variable Account by the Fund) are reinvested without tax since the Internal Revenue Code presently imposes no applicable tax. However, we reserve the right to make a deduction for taxes, should they be imposed with respect to such items in the future.

Life Insurance Qualification

Section 7702 of the Internal Revenue Code includes a definition of a life insurance Contract for tax purposes. The Secretary of the Treasury has been granted authority to prescribe regulations to carry out the purposes of the Section, and proposed regulations governing mortality charges were issued in 1991. Although there is limited guidance, we believe that the Contract meets the statutory definition of life insurance. If a Contract were determined not to qualify as life insurance, the Contract would not provide the tax advantages normally provided by life insurance. If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we reserve the right to restrict Contract transactions in order to do so. As such, and assuming the diversification standards of Section 817(h), (discussed below), are satisfied, (a) death benefits

35

FEDERAL TAX MATTERS

paid under the Contract should generally be excluded from the gross income of the beneficiary for federal income tax purposes under Section 101(a)(1) of the Internal Revenue Code and (b) you should not generally be taxed on the cash value under a Contract, including increments thereof, prior to actual receipt.

We intend to comply with any future final regulations issued under Sections 7702 and 817(h) and any amendments to these Sections, and reserves the right to make such changes as deemed necessary to assure such compliance. Any changes will apply uniformly to affected Contract owners and will be made only after advance written notice.

Tax Treatment of the Contract

Your Contract may not qualify as life insurance after the Contract Anniversary on which the Insured attains age 100 and may be subject to tax consequences. We recommend that you receive counsel from your tax adviser. We will not be responsible for any adverse tax consequences resulting from the Contract being in effect after the Contract Anniversary on which the Insured attains age 100.

Modified Endowment Contracts

A modified endowment Contract (“MEC”) is a class of life insurance Contract created under the Internal Revenue Code. The flexible premium life insurance Contract may become classified as a MEC if it fails the Internal Revenue Code’s 7-Pay Premium Test. The Contract will fail the 7-Pay Premium Test if at any time during the first seven years of the Contract, your cumulative premiums exceed the cumulative 7-Pay premiums up to that time. The 7-pay premium is generally the theoretical level annual premium that would have to be paid during the first seven Contract years (or during the first seven years after a “material change” such as an increase in benefits) to keep the Contract in force until its maturity date with no further premiums after the seven-year period.

The following is an example of a 7-Pay Premium comparison:

Year	Premium Paid	Cumulative Premium		7-Pay Premium	Cumulative 7-Pay Premium
1	$1,500	$1,500		$1,500	$1,500
2	1,000	2,500		1,500	3,000
3	1,000	3,500		1,500	4,500
4	1,000	4,500		1,500	6,000
5	2,500	7,000		1,500	7,500
6	2,500	9,500	**	1,500	9,000	**(MEC)
7	1,000	10,500		1,500	10,500

**In this comparison, the Contract becomes an MEC in year six. The cumulative premiums exceed the cumulative for level premiums.

Certain changes in the terms of a Contract, including a reduction in life insurance benefits, will require a Contract to be retested to determine whether the change has caused the Contract to become a MEC, Reducing your death benefits or additional benefits during a 7-Pay testing period results in a lower 7-Pay premium based on the lower benefit level. The lower 7-Pay premium is retroactive to the start of the 7-Pay testing period. The cumulative premium payments that you may have already made during the 7-Pay testing period could exceed the cumulative 7-Pay premiums at the new lower level and your Contract would then be classified as a MEC.

In addition, if a “material change” occurs at any time while the Contract is in force, a new 7-Pay Premium Test period will start and the Contract will need to be retested to determine whether it continues to meet the 7-pay test. A “material change” generally includes life insurance Contract exchanges, changes in the terms of the Contract, and increases in benefits. However, increases attributable to premiums necessary to fund the lowest death benefit payable and associated interest or earnings are not material changes. If a Contract fails to meet the 7-Pay Premium Test, it is classified a MEC. A life insurance Contract that is received in exchange for a MEC will also be considered a MEC.

36

FEDERAL TAX MATTERS

If a Contract fails the 7-Pay Premium Test due to a premium payment in a current year, the MEC status may be remedied by the return of a portion of the premium with interest within 60 days of the end of the Contract Year. Otherwise, the Contract will remain a MEC for the life of the Contract. Please note that MECs do not have to be corrected but you may be subject to adverse tax consequences if the status is not remedied (see the details that follow).

We will notify you if the Contract becomes a MEC, When determining the amount includable in your gross income, all MECs purchased from us during any calendar year are treated as one MEC.

A MEC is subject to different pre-death distribution tax rules than those of other non-MEC life insurance Contracts. If a Contract is a MEC, any distribution from the Contract will be taxed on a gain-first basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay accrued loan interest) or any collateral assignment or pledge to secure a loan or a withdrawal (including full or partial surrender). Distributions will be taxed as part of the Owner’s current gross income until all of the Contract earnings have been taxed. If a Contract becomes a MEC, distributions that occur during the Contract year it becomes a MEC and any subsequent Contract year will be taxed as described in this section. In addition, distributions from a Contract within two years before it becomes a MEC will be subject to tax in this manner. This means a distribution made from a Contract that is not a MEC at the time of distribution could later become taxable as a distribution from a MEC. The prior distributions will be taxed as ordinary income and a penalty tax may also apply.

A 10% penalty tax will apply to the taxable portion of a distribution from a MEC. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older; (ii) in the case of a disability (as defined in the Internal Revenue Code); or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies of the taxpayer and his or her other beneficiaries). The exceptions generally do not apply to life insurance Contracts owned by corporations or other entities. If a Contract terminates while there is a Contract loan, the cancellation of the loan and accrued loan interest will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the penalty tax, as described under the above rules.

It is important to be aware that events such as increasing or decreasing the terms or benefits of your Contract can cause your Contract to be classified as a MEC.

Pre-Death Distributions on Non-MEC Contracts

The taxation of pre-death distributions depends on whether your Contract is considered a MEC. A Contract’s qualification as a MEC is discussed above.

As a general rule, upon surrender, you will be taxed on the excess of surrender value plus unpaid Contract loans and interest less premiums paid reduced by untaxed partial withdrawals.

Partial withdrawals are generally only taxable to the extent the partial withdrawal exceeds total premiums paid less prior untaxed partial withdrawals. However, certain distributions that enable a Contract to continue to qualify as a life insurance Contract for federal income tax purposes, if Contract benefits are reduced during the first 15 Contract years, they may be treated in whole or in part as ordinary income subject to tax.

Generally, loans received under the Contract are not treated as subject to tax when taken. If a loan is outstanding when a Contract is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Generally, amounts of loan interest paid by individuals are considered nondeductible “personal interest.” Distributions or loans from, or secured by, a Contract are subject to a 10% additional income tax discussed above.

37

FEDERAL TAX MATTERS

Diversification Requirements

Section 817(h) of the Internal Revenue Code requires that the investments of the Variable Account are “adequately diversified” in order for the Contract to be treated as a life insurance Contract for federal income tax purposes. We intend that the Variable Account, through the Fund Portfolios, will satisfy these diversification requirements.

In certain situations, owners of variable life insurance Contracts have also been considered, for federal income tax purposes, to be the owners of the assets of the Variable Account supporting their Contracts due to their ability to exercise investment control over assets. Where this is the case, the Contract owners have been currently taxed on income and gains attributable to the Variable Account assets. There is little guidance in this area, and some features such as the flexibility of an owner to allocate premiums and transfer Contract accumulation values have not been explicitly addressed in published rulings. While we believe that this Contract does not give owners investment control over Variable Account assets, we reserve the right to modify the Contract as necessary to prevent an owner from being treated as the owner of the Variable Account assets supporting the Contract.

The Contract can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such arrangements may vary depending on the particular facts and circumstances. If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax advisor.

SUPPLEMENTAL BENEFITS AND RIDERS

We offer several riders or additional benefits that you can add to your Contract. Certain of these riders are subject to age and underwriting requirements and may be added or cancelled at any time. We generally deduct any monthly charges for these riders from cash value as part of the monthly deduction. (See Fee Table for more information regarding rider expenses.) Your Thrivent Financial Associate can help you determine whether certain riders are appropriate for you. We describe any riders you choose to add more fully in your Contract.

Accidental Death Benefit

This rider generally provides an additional cash benefit when the insured dies from accidental bodily injury. You may choose the amount of coverage up to the same amount as the specified amount of your Contract. Any Accidental Death Benefit payable would be in addition to your basic death benefit. The premium for this rider is a per-thousand rate multiplied by the accidental death amount.

Disability Waiver

Generally, this rider provides that, in the event of your disability, we will pay your cost of insurance and expense deductions until the earlier of your age 100 or your recovery from disability. The premium for this rider is a per-thousand rate based on age multiplied by the net amount at risk for the current month.

Applicant Waiver

This rider enables the applicant on a juvenile Contract to have deductions waived if the applicant becomes disabled (as described above). The premium for this

38

SUPPLEMENTAL BENEFITS AND RIDERS

rider is a per-thousand rate based on age multiplied by the net amount at risk for the current month.

Guaranteed Purchase Option

You may want this rider if, you think in the future, you may want to increase the amount of coverage. Purchasing this option allows you to increase the amount of coverage without having to show evidence of insurability. The premium is a per-thousand rate multiplied by the size of the guaranteed purchase amount.

Maturity Benefit

Upon the insured attaining age 100, the Contract will provide a maturity benefit equal to the cash value less any loans.

DISTRIBUTION

Thrivent Investment Management Inc. (formerly known as AAL Capital Management Corporation), 625 Fourth Avenue South, Minneapolis, Minnesota 55415 is an indirect subsidiary of Thrivent Financial and a registered broker-dealer. Thrivent Investment Management is a corporation organized under Delaware law in 1986 (as AAL Capital Management Corporation) and it serves as the principal underwriter of the Contracts. Contracts are distributed by financial associates of Thrivent Investment Management. Thrivent Investment Management is a member of the National Association of Security Dealers, Inc. (“NASD”), and is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934. It also serves as the principal underwriter of other separate accounts established by Thrivent Financial. Thrivent Investment Management’s fiscal year operates on a calendar year basis.

Duly licensed financial associates of Thrivent Investment Management are also licensed by state insurance departments to sell the Contracts as registered representatives. Thrivent Investment Management may execute selling agreements with other broker-dealer firms to sell the Contracts. In addition, we may retain other firms to serve as principal underwriters of the Contracts. We offer the Contracts in all states where it is authorized to do so.

Thrivent Investment Management will pay the financial associates commissions and other distribution compensation on the sale of the Contracts. This will not result in any charge to you in addition to the charges already described in this Prospectus. Thrivent Investment Management pays financial associates a commission of up to 50% of the death benefit guarantee premium in the first year and up to 23% of the death benefit guarantee premium in the second year. In addition to direct compensation, financial associates may be eligible to receive other benefits based on the amount of earned commissions. Compensation may be paid in the form of non-cash compensation, subject to applicable regulatory requirements. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the owners of the Variable Account.

39

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Thrivent Financial (f/k/a Lutheran Brotherhood and Aid Association for Lutherans) has been named in civil litigation proceedings relating to life insurance sales practices, which appear to be substantially similar to claims asserted in class actions brought against many other life insurers. A resolution of such litigation has been reached that is pending final approval by the court. In the opinion of our management, the pending resolution will not have a material adverse effect upon the Variable Account or upon our ability to meet our obligations under the Contracts.

FINANCIAL STATEMENTS

The financial statements of Thrivent Financial and the Variable Account are contained in the Statement of Additional Information.

40

GLOSSARY

Accumulation Unit: A unit of measure used to calculate the cash value in each subaccount of the Variable Account.

Accumulation Unit Value: On any valuation date, the value of the accumulation unit of each subaccount of the Variable Account.

Beneficiary: The person(s) named by the Contract owner to receive the death benefit under the Contract. A beneficiary need not be a natural person.

Cash Value: The total value of the Contract. Cash value equals the sum of the subaccount cash values plus fixed account cash value.

Certificate: A term previously used to refer to the Contract.

Contract: The flexible premium variable life insurance Contract offered by us (Thrivent Financial) and described in this Prospectus. The Contract consists of the certificate of membership, the Contract itself and the articles of incorporation and bylaws.

Contract Anniversary: The same date in each succeeding year as the issue date.

Contract Year: The 12-month period following the issue date or a Contract anniversary. The Contract year is always based upon the time elapsed since the issue date.

Commuted Value: The present value of any remaining future payments for the rest of the guaranteed payment period.

Death Benefit: The amount paid upon the death of the insured.

Death Benefit Option: Either of the two methods used to determine the death benefit.

Death Benefit Guarantee: A Contract provision that guarantees that insurance coverage will not lapse if your cash value is not adequate to cover the current monthly deductions necessary. You must pay enough premium in the event your cash value is not adequate.

Death Benefit Guarantee Premium: The minimum monthly premium required to keep your particular Contract’s death benefit guarantee in effect. Different combinations of age, gender, risk class, specified amount and additional benefits will result in different death benefit guarantee premiums.

Financial Associate: A person who is appropriately licensed by state insurance department officials to sell the Contracts, and is a licensed registered representative of Thrivent Investment Management Inc.

Fixed Account: A cash value accumulation option that credits an interest rate. The fixed account is part of our general account, which includes all of our assets other than those in any Variable Account.

Fund: Thrivent Series Fund, Inc., the mutual fund described in a prospectus accompanying this Prospectus, consisting of several Portfolios that underlie Subaccounts of the Variable Account.

Good Order: Any request that is made upon the appropriate, fully completed and executed Thrivent Financial form received at our Operations Center in Appleton, Wisconsin.

Insured: The person on whose life the Contract is issued.

Internal Revenue Code: The Internal Revenue Code of 1986, as amended.

Issue Age: The age of the insured as of his or her last birthday on or before the issue date.

41

GLOSSARY

Issue Date: The date insurance coverage begins as specified in your Contract.

Monthly Deduction Date: The date each month on which we deduct charges from cash value. These monthly charges occur once each month on the nearest valuation date, on or preceding the day of the month which corresponds to the day of the month that we issued the Contract.

Net Premium: The amount invested in the Contract after a 3% charge is taken for sales expenses.

Operations Center: Our office at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001. Telephone: (800) 847-4836. E-mail: mail@thrivent.com.

Owner: The person or entity who owns the Contract. The person may be the insured or an employer, a trust or any other individual or entity specified in the application.

Portfolio Company: An investment company or mutual fund consisting of several Portfolios that underlies subaccounts of the Variable Account.

Variable Account: Thrivent Variable Life Account I, a segregated asset account that is separate from our general account.

Specified Amount: Initially, the amount of life insurance for which we issued the Contract. The specified amount of your Contract may change, as described in your Contract.

Subaccount: A subdivision of the Variable Account. Each subaccount invests exclusively in the shares of a corresponding Portfolio of the Portfolio company (the Fund).

Surrender Value: The cash value of the Contract less any applicable surrender charges and outstanding loan balances.

Thrivent Financial: Thrivent Financial for Lutherans, a fraternal benefit society organized under the laws of the state of Wisconsin, owned by and operated for its members. Thrivent Financial is the issuer of the Contracts.

Thrivent Investment Management: Thrivent Investment Management Inc., an indirect subsidiary of Thrivent Financial and a registered broker-dealer and investment adviser. It serves as principal underwriter of the Contracts.

Valuation Date: Any day upon which both the New York Stock Exchange is open for regular trading and we are open for business.

Valuation Period: The period from the end of one valuation date to the end of the next valuation date.

we, us, our: Thrivent Financial.

Written Request: A written notice signed by the Contract owner, received in good order by us at our Operations Center.

you, your: The owner of the Contract.

42

STATEMENT OF ADDITIONAL INFORMATION

Thrivent Financial for Lutherans and the Variable Account

Additional Information about Operation of Contracts and Registrant

Entire Contract

Beneficiaries

Assignment of Ownership

Successor Owners

Rights We Reserve

Basis of Computations

Reports to Contract Owners

Incontestability

Statements in the Application

Misstatement of Age or Gender

Suicide Exclusion

Premiums

Principal Underwriter

Standard and Poor’s Disclaimer

Independent Registered Public Accounting Firm and Financial Statements

43

To learn more about the Contract, you should read the Statement of Additional Information (“SAI”) that is incorporated by reference into this Prospectus. The table of contents for the SAI appears on the last page of this Prospectus. The Prospectus and the SAI are available upon request. You can get these documents and more information about the Contract and the Portfolio companies free by the following means:

Written Request:

Thrivent Financial for Lutherans

Insurance Interaction Center

4321 North Ballard Road

Appleton, WI 54919-0001

E-Mail Address:

mail@thrivent.com

Toll-Free Telephone Number:

(800) 847-4836

We will furnish upon request a copy of personalized illustrations of your Contract’s death benefits, surrender values, and cash values.

You can also review and get copies of the Prospectus, SAI and annual report by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling (202) 942-8090. Reports and other information about Thrivent Variable Life Account I are available on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.

Thrivent Variable Life Account I

SEC file number: 811-08289

No person has been given the authority to give any information or to make any representations other than those contained in these prospectuses. If given or made, such information or representations must not be relied upon as having been authorized. These prospectuses do not constitute an offer to any person in a state where it is unlawful to make such an offer.

Thrivent Financial for Lutherans

Thrivent Investment Management

The variable life contract described herein is issued by Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, MN 55415, and distributed by Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, MN 55415, a subsidiary of Thrivent Financial for Lutherans.

20316PR R4-05

Product Forms #4213, #4214

THRIVENT VARIABLE LIFE ACCOUNT I

Statement of Additional Information Dated April 29, 2005

For

Flexible Premium Variable Universal Life Insurance Contract

Issued By

THRIVENT FINANCIAL FOR LUTHERANS

Operations Center: 4321 North Ballard Road Appleton, WI 54919-0001 Telephone: 800-THRIVENT E-mail: mail@thrivent.com	Corporate Office: 625 Fourth Avenue South Minneapolis, MN 55415 Telephone: 800-THRIVENT E-mail: mail@thrivent.com

This Statement of Additional Information (“SAI”) contains additional information about the flexible premium variable universal life insurance contract (contract) previously offered by Thrivent Financial for Lutherans (Thrivent Financial). This SAI is not a prospectus and should be read together with the Prospectus for the contract dated April 29, 2005. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the Prospectus that is incorporated by reference. A copy of the Prospectus may be obtained at no charge by writing to Thrivent Financial, Attention: Thrivent Financial Operations Center, 4321 North Ballard Road, Appleton, WI 54919, or by calling 1-800 THRIVENT (1-800-847-4836), or by accessing the Securities and exchange Commission’s Web site at www.sec.gov.

THRIVENT FINANCIAL FOR LUTHERANS AND THE VARIABLE ACCOUNT

Thrivent Financial, a fraternal benefit society owned and operated for its members, was organized in 1902 under the laws of the State of Wisconsin. Thrivent Financial is currently licensed to transact life insurance business in all 50 states and the District of Colombia. Thrivent Financial began operating by its current name on or about May 21, 2002. Prior to that date, its name was Aid Association for Lutherans.

Thrivent Variable Life Account I (the “Variable Account’) is a separate account of ours, which was established on May 8, 1997. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Entire Contract

Your entire insurance contract is comprised of:

•	the contract including any attached riders, endorsements or amendments;

•	the application attached to the contract, including any applications for increase in the specified amount; and

•	the Thrivent Financial Articles of Incorporation and Bylaws which are in effect on the issue date of the contract.

Beneficiaries

The beneficiary is the person, entity or organization you name to receive the death benefit after the insured’s death. You may name one or more beneficiaries to receive the death benefit. If no beneficiary has been named or the beneficiary does not survive the insured, the death benefit will be paid to you, the contact owner (if you are not the insured), otherwise to your estate (in accordance with applicable state law). Thrivent Financial’s bylaws list those eligible to be named beneficiaries. You may designate beneficiaries as either first, second or third class. Unless otherwise specified, we will distribute death benefit in the following order to beneficiaries:

•	equally to the beneficiaries in the first class. If none are living, then;

•	equally to the beneficiaries in the second class. If none are living, then;

•	equally to the beneficiaries in the third class.

If a beneficiary dies within 15 days after the death of the insured, we will consider the beneficiary to have died before the insured for purposes of paying the death benefit.

You may change beneficiaries by sending a written request to our operations center. We will give you a special form to make this request. We must approve any change in beneficiary. Any such change is effective on the date you designate on your written request, or the date we receive your written request in good order at our operations center if no date appears on the request. A change in beneficiary is only effective if the request was mailed or delivered to us while the insured is alive. We are not liable for any payments made or actions taken by us before we receive and approve changes in beneficiary designations.

Assignment of Ownership

You may assign your contract by sending a written request, in good order, to our operations center any time before the death of the insured. You may assign the contract as collateral security for a loan or other obligation. This may limit your rights to the cash value and the beneficiary’s rights to the benefit. Any contract loan obtained before an assignment is recorded at our operations center has priority over the assignment. To assign your contract as collateral for a loan, you must send a written request to our operations center. We will give you a special form to make any assignment requests. We must receive and approve any assignment request before it is effective. Once we approve it, the assignment is effective on the date you designated on your written request, or the date we receive it in good order at our operations center if no date appears on the request. We are not liable for any payment we make or action we take before we receive and approve an assignment. We are not responsible for the validity or tax consequences of any transfer of ownership.

Before you consider assigning, selling, pledging or transferring your contract, you should consider the tax implications. See “Federal Tax Matters” in the prospectus for more information.

The interest of any beneficiary will be subject to any collateral assignment. Any indebtedness and interest charged against your contract or any agreement for a reduction in benefits shall have priority over the interest of any owner, beneficiary or collateral assignee under the contract.

Successor Owners

If you are the owner of the contract but you are not the insured, you should name a successor owner who will become the owner if you die before the insured. If you do not designate a successor owner, your estate will become the new owner upon your death. You may designate or change a successor owner by submitting a written request to our operations center. We will give you a special form on which to make this request. We must receive and approve any successor owner request before it is effective. Once we approve it, the successor owner designation is effective on the date you designated on your written request or the date we receive it, in good order, at our operations center if no date appears on the request. We are not liable for any payment we make or action we take before we receive and approve the designation. We are not responsible for the validity of any designation or change of a successor owner.

Rights We Reserve

We may have to reject a premium if applicable law mandates such action. We may also be required to block a contract owner’s account and thereby refuse any request for transfers, partial withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

Subject to applicable law, we reserve the right to make certain changes if we determine they would serve your interests or if it would be appropriate in carrying out the purposes of the contract. When it is required, we will obtain your approval or regulatory approval. Some examples of such changes we may make include, but are not limited to:

•	operating the Variable Account in any form allowed under the 1940 Act or in any other form allowed by law;

•	adding, deleting, combining or modifying subaccounts in the Variable Account;

•	restricting or eliminating any voting rights of contract owners or other persons who have voting rights as to the Variable Account;

•	adding, deleting or substituting, for the portfolio shares held in any subaccount, the shares of another portfolio of the Fund or the shares of another fund or any other investment allowed by law;

•	making any amendments to the contracts necessary for the contracts to comply with the provisions of the Code or any other applicable federal or state law; and

•	substituting the shares of any registered investment company for shares of any other registered investment company already purchased or to be purchased in the future by the Variable Account provided that the substitution has been approved by the SEC.

Basis of Computations

Minimum guaranteed cash values for the fixed account are based on the Commissioner’s 1980 Standard Ordinary Mortality Table, age at last birthday, and interest at the rate of 4%. These values equal or exceed the minimum values required by law. We filed a detailed statement explaining the manner in which we calculate cash values with the insurance department of the state or district where we delivered this contract.

Reports to Contract Owners

At least once each contract year, we will send you a report concerning the status of your contract. There is no charge for this report.

We will also send periodic reports with financial information on the portfolios, including information on the investments held in each portfolio as required by the SEC.

We will send confirmation notices during the year reflecting certain contract transactions.

Upon request, we will send you an illustration of hypothetical values for the contract. We may charge a reasonable fee for each illustration requested.

Incontestability

We will not contest the validity of the contract after it has been in effect, during the lifetime of the insured, for two years from the issue date. We will not contest the validity of an increase in the specified amount after it has been in effect, during the lifetime of the insured, for two years from the date of increase. Any contest of the validity of the increase will be limited to statements made in the application for the increase. See the contract for more details.

Statements in the Application

Statements made in the application will be treated as representations and not warranties. We will not use any statement to void the contract or to deny a claim unless it appears in the application.

Misstatement of Age or Gender

The values of the contract are based on the insured’s age and gender (in some states). If the date of birth or gender shown on the application is wrong, the proceeds payable will be adjusted to the amount that would be provided by the most recent cost of insurance charge at the correct age or gender (in some states).

Suicide Exclusion

Generally, if the insured commits suicide within one year of the issue, we will not pay a death benefit but will return all premiums paid. The period of the suicide exclusion provision becomes effective at issue and upon each increase in the specified amount. If a suicide occurs within one year of the increase, only the monthly deductions for the amount of increase will be refunded.

PREMIUMS

If mandated under applicable law, we may be required to block a contract owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

Sometimes we are not able to accept premiums and the earnings on such premiums. We reserve the following rights to ensure compliance with provisions in the Internal Revenue Code to retain the tax deferral quality, or exclusion of increases in cash value and death benefits from gross income:

(1)	to accept certain large premiums;

(2)	to refund premiums;

(3)	to refund the earnings on premiums; and

(4)	to refund any necessary cash value.

PRINCIPAL UNDERWRITER

Thrivent Investment Management Inc. (“Thrivent Investment Management”), 625 Fourth Avenue South, Minneapolis, Minnesota 55415, a wholly-owned indirect subsidiary of Thrivent Financial, serves as the principal underwriter of the contract pursuant to a Principal Underwriting and Servicing Agreement to which Thrivent Investment Management and Thrivent Financial, on behalf of itself and the separate account, are parties. Prior to July 1, 2002, Thrivent Financial Investor Services Inc. (“TFISI”), another wholly-owned subsidiary of Thrivent Financial, served as the principal underwriter of the Contract. The Contract is no longer sold. Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Mgt. And TFISI retained $0.

2002	2003	2004
$1,897,318.11	$2,387,857	$2,078,290

STANDARD AND POOR’S DISCLAIMER

The contracts are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the contracts or any member of the public regarding the advisability of investing in securities generally or in the contracts particularly or the ability of the S&P MidCap 400 Index, S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance. S&P’s only relationship to is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index, S&P 500 and S&P 600 SmallCap Indexes which are determined composed and calculated by the S&P without regard to the Licensee or the contracts. S&P is not responsible for, and has not participated in, the determination of the prices and amount of the contract or the timing of the issuance or sale of the contracts or in the determination or calculation of the equation by which the contract is to be converted into cash. S&P has no obligation or liability in connection with administration, marketing or trading of the contracts.

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Thrivent Financial, owners of the contracts, or any other person/entity from the use of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The financial statements of Thrivent Variable Life Account I (Series 1997) at December 31, 2004 and for the periods indicated therein, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of Thrivent Financial at December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Financial included in this SAI and Registration Statement should be considered as bearing only upon the ability of Thrivent Financial to meet its obligations under the contracts. The value of the interests of owners and beneficiaries under the contracts are affected primarily by the investment results of the subaccounts of the variable accounts.

Thrivent Financial for Lutherans

Consolidated Financial Statements

For the Years Ended December 31, 2004, 2003 and 2002

Report of Independent Registered Public Accounting Firm

The Board of Directors

Thrivent Financial for Lutherans

We have audited the accompanying consolidated balance sheets of Thrivent Financial for Lutherans (Thrivent Financial) as of December 31, 2004 and 2003, and the related consolidated statements of operations, members’ equity and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of Thrivent Financial’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Thrivent Financial at December 31, 2004 and 2003, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

January 31, 2005

Thrivent Financial for Lutherans

Consolidated Balance Sheets

as of December 31, 2004 and 2003

(in millions)

	2004	2003
Assets
Fixed maturity securities, at fair value	$30,844	$29,103
Equity securities, at fair value	990	1,316
Mortgage loans	6,010	5,817
Contract loans	1,247	1,256
Short-term investments	2,949	991
Amounts due from brokers	7	123
Other investments	502	619

Total investments	42,549	39,225

Cash and cash equivalents	1,203	1,751
Accrued investment income	378	368
Receivables	116	104
Deferred acquisition costs	1,922	1,808
Property and equipment, net	162	171
Other assets	16	37
Assets held in separate accounts	10,404	9,203

Total Assets	$56,750	$52,667

Liabilities
Future contract benefits	$11,941	$11,337
Contractholder funds	23,136	22,510
Unpaid claims and claim expenses	203	219
Amounts due to brokers	1,462	2,401
Collateral held for securities lending	2,289	—
Other liabilities	669	741
Liabilities related to separate accounts	10,404	9,191

Total Liabilities	50,104	46,399

Members’ Equity
Retained earnings	5,590	5,102
Accumulated other comprehensive income	1,056	1,166

Total Members’ Equity	6,646	6,268

Total Liabilities and Members’ Equity	$56,750	$52,667

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Operations

For the Years Ended December 31, 2004, 2003 and 2002

(in millions)

	2004	2003	2002
Revenues
Premiums	$1,217	$1,253	$1,311
Net investment income	2,194	2,144	2,161
Realized investment gains (losses), net	269	89	(324)
Contract charges	569	536	529
Other revenue	220	178	175

Total Revenues	4,469	4,200	3,852

Benefits and Expenses
Contract claims and other benefits	1,031	998	929
Increase in contract reserves	660	664	780
Interest credited	1,013	1,053	1,094
Dividends to members	251	281	323

Total benefits	2,955	2,996	3,126

Underwriting, acquisition and insurance expenses	653	665	629
Amortization of deferred acquisition costs	225	151	194
Fraternal benefits and expenses	148	136	195

Total expenses	1,026	952	1,018

Total Benefits and Expenses	3,981	3,948	4,144

Net Income (Loss)	$488	$252	$(292)

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Members’ Equity

For the Years Ended December 31, 2004, 2003 and 2002

(in millions)

	Retained Earnings	Accumulated Other Comprehensive Income	Total
Balance as of December 31, 2001	$5,142	$205	$5,347
Comprehensive Income:
Net (loss)	(292)	—	(292)
Other comprehensive income	—	600	600

Total comprehensive income			308

Balance as of December 31, 2002	4,850	805	5,655
Comprehensive Income:
Net income	252	—	252
Other comprehensive income	—	361	361

Total comprehensive income			613

Balance as of December 31, 2003	5,102	1,166	6,268
Comprehensive Income:
Net income	488	—	488
Other comprehensive loss	—	(110)	(110)

Total comprehensive income			378

Balance as of December 31, 2004	$5,590	$1,056	$6,646

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2004, 2003 and 2002

(in millions)

	2004	2003	2002
Operating Activities
Net income (loss)	$488	$252	$(292)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Change in contract liabilities and accruals	588	534	809
Change in contractholder funds	(53)	360	443
Change in deferred acquisition costs	(16)	(114)	(25)
Realized investment (gains) losses, net	(269)	(89)	324
Changes in other assets and liabilities	99	140	34

Net Cash Provided by Operating Activities	837	1,083	1,293

Investing Activities
Proceeds from sales, maturities or repayments of fixed maturity securities	12,363	9,581	8,321
Cost of fixed maturity securities acquired	(13,566)	(13,246)	(10,942)
Proceeds from sales of equity securities	1,572	918	957
Cost of equity securities acquired	(1,187)	(611)	(1,130)
Proceeds from mortgage loans sold, matured or repaid	770	962	620
Cost of mortgage loans acquired	(915)	(952)	(724)
Net sales (purchases) of fixed maturity securities under mortgage roll program	(614)	1,319	360
Contract loans repaid (issued), net	9	16	4
Purchases of short-term investments, net	(1,958)	(324)	(342)
Change in collateral held for securities lending	2,289	—	—
Other	(827)	192	723

Net Cash Used in Investing Activities	(2,064)	(2,145)	(2,153)

Financing Activities
Universal life and investment contract receipts	1,638	1,937	2,196
Universal life and investment contract withdrawals	(959)	(877)	(886)

Net Cash Provided by Financing Activities	679	1,060	1,310

Net Change in Cash and Cash Equivalents	(548)	(2)	450
Cash and Cash Equivalents, beginning of year	1,751	1,753	1,303

Cash and Cash Equivalents, end of year	$1,203	$1,751	$1,753

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements

December 31, 2004

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations

Thrivent Financial for Lutherans (“Thrivent Financial”) is a fraternal benefit society providing to its members life insurance and retirement products, disability income and long-term care insurance as well as Medicare supplement insurance. Thrivent Financial is licensed to conduct business throughout the United States and distributes its products to its members through a network of career financial representatives. Thrivent Financial also offers its members additional related financial services through its subsidiaries and affiliates.

Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The significant accounting practices used in preparation of the consolidated financial statements are summarized as follows:

Principles of Consolidation

The consolidated financial statements include the accounts of Thrivent Financial and its wholly-owned subsidiaries, which include a stock life insurance company, a broker-dealer and registered investment advisor, a bank, a real estate development company, and a property and casualty insurance agency. All significant inter-company transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments

Fixed maturity securities: Thrivent Financial’s fixed maturity securities portfolio is classified as available-for-sale and carried at fair value. Discounts or premiums on the securities are amortized over the term of the securities using the effective interest method.

Equity securities: Thrivent Financial’s equity securities portfolio is classified as available-for-sale and carried at fair value.

Mortgage loans: Mortgage loans are generally stated at their unpaid principal balances, adjusted for premium and discount amortization and an allowance for uncollectible balances. Discounts or premiums are amortized over the term of the loans using the effective interest method.

Contract loans: Contract loans are generally carried at their aggregate unpaid balances.

Short-term investments: Short-term investments are carried at amortized cost, which approximates fair value. Short-term investments consist primarily of collateral on loaned securities, which is invested in an affiliated money market mutual fund; short-term government securities and corporate notes. Substantially all the short-term investments have contractual maturities of twelve months or less at the time of acquisition.

Other investments: Other investments consist of equity limited partnerships, real estate joint ventures and real estate. Real estate joint ventures and equity limited partnerships are valued on the equity basis. Real estate is valued at cost plus capital expenditures less accumulated depreciation.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Investments, continued

Loaned securities: During 2004, Thrivent Financial revised its securities lending program under which securities are loaned to third parties. Securities loaned under Thrivent Financial’s securities lending agreement are included in the Consolidated Balance Sheets. Thrivent Financial generally receives cash collateral in an amount that is in excess of the market value of the securities loaned and the cash collateral is invested in a segregated affiliated money market mutual fund included in short-term investments on the Consolidated Balance Sheets. An obligation is also recognized for the amount of the collateral and is included in the Consolidated Balance Sheets. In prior years the collateral was held by a third party and was not included in Thrivent Financial’s investment portfolio.

Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary.

Mortgage dollar roll program. Thrivent Financial uses a mortgage dollar roll program to enhance the yield on its mortgage backed securities (MBS). MBS dollar rolls are similar to repurchase agreements, where the investor sells a mortgage backed security and agrees to buy a similar security at a specified later date. Thrivent Financial’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent Financial had $1.3 billion and $2.2 billion in the mortgage roll program outstanding as of December 31, 2004 and 2003, respectively.

Unrealized investment gains and losses: Unrealized investment gains and losses on securities classified as available-for-sale, net of related deferred acquisition costs and tax effects, are accounted for as a direct increase or decrease to the accumulated other comprehensive income component of members’ equity.

Realized investment gains and losses: Realized investment gains and losses on sales of securities are determined using an average cost method. Thrivent Financial periodically reviews its securities portfolios for issues that may have impairments that are other-than-temporary. Factors considered in its evaluation include the following: 1) whether the decline is substantial (greater than 20% decline in fair value; 2) the duration of the decline (greater than 12 months); 3) reasons for the decline (interest rate changes, market fluctuation or credit issues); 4) the credit quality of the issuer and 5) Thrivent Financial’s ability and intent to hold the investments for a period of time to allow for recovery or until maturity of the security. Investments that are determined to be other-than-temporarily impaired are written down to fair value and the write-down is included in realized investment gains and losses in the Consolidated Statements of Operations. Changes in the allowances for mortgage loans and real estate are also included with realized investment gains and losses.

Cash and Cash Equivalents

Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs

Costs which vary with and are primarily attributable to the production of new and renewal business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and contract issue expenses.

For interest sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Assumptions used in the amortization of deferred acquisition costs are periodically reviewed and updated as necessary to reflect actual experience. The impact of changes in assumptions is recognized as a component of amortization.

Amortization of acquisition costs for other contracts is charged to expense in proportion to premium revenue recognized.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Property and Equipment

Property and equipment are carried at cost, net of accumulated depreciation. Depreciation expense is determined primarily using the straight-line method over the estimated useful lives of the assets.

Separate Accounts

Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the contractholder, rather than Thrivent Financial, bears the investment risk. Fees charged on separate account contractholder deposits are recognized when due. Separate account assets are carried at fair value based on quoted market prices. Operating results of the separate accounts are not included in the Consolidated Statements of Operations. Substantially all of the separate accounts of Thrivent Financial are non-guaranteed.

Contract Liabilities and Accruals

Reserves for future contract benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values.

Reserves for future contract benefits for non-participating life insurance are also net level reserves, computed using realistic assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Reserves for health contracts are generally computed using current pricing assumptions. For Medicare supplement, disability income and long term care contracts, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, reported or unreported, relating primarily to health contracts. These reserves are based on past experience and applicable morbidity tables.

Contractholder Funds

Reserves for future contract benefits for universal life insurance and deferred annuities consist of contract account balances before applicable surrender charges with additional reserves for any death benefits that may exceed contract account balances.

Insurance Revenues and Benefits

For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to contract account balances and benefits incurred in excess of contract account balances. Certain profits on limited payment contracts are deferred and recognized over the contract term.

For health contracts, gross premiums are prorated over the contract term of the contracts with the unearned premium included in the contract reserves.

Other Revenue

Other revenue consists primarily of fees earned from investment advisory services performed for the Thrivent family of mutual funds and variable product investment funds.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Dividends to Members

Thrivent Financial’s insurance products are participating in nature. Dividends to members for these policies are recognized over the contract year and are reflected in the Consolidated Statements of Operations. The majority of life insurance contracts, except for universal life and term contracts, begin to receive dividends at the end of the second contract year. Dividends are not currently being paid on most interest-sensitive and health insurance contracts. Dividend scales are approved annually by Thrivent Financial’s Board of Directors.

Fraternal Benefits and Expenses

Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to Thrivent Financial’s fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, church grants and costs necessary to maintain Thrivent Financial’s fraternal branch system. Thrivent Financial conducts its fraternal activities primarily through its chapter system, which is made up of 1,378 chapters, whose members participate in locally sponsored charitable activities.

Income Taxes

Thrivent Financial, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Thrivent Financial’s subsidiaries file a consolidated federal income tax return. The federal income tax provision is based upon amounts estimated to be currently payable and deferred income taxes resulting from temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

Income tax expense (benefit) recorded by Thrivent Financial’s subsidiaries for the years ended December 31, 2004, 2003 and 2002 totaled $17 million, $20 million and ($8) million, respectively. This tax expense (benefit) is included as a component of underwriting, acquisition and insurance expenses in the Consolidated Statements of Operations. Thrivent Financial’s subsidiaries had a net deferred tax liability as of December 31, 2004 and 2003 of $49 million and $43 million, respectively.

New Accounting Standards

In July 2003, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 03-1 (SOP 03-1), Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts, effective for fiscal years beginning after December 15, 2003. SOP 03-1 addresses accounting and financial statement presentation for separate accounts, sales inducements, and non-traditional contract features not covered by other authoritative accounting literature including guaranteed minimum death benefits on variable annuity contracts. Thrivent Financial adopted SOP 03-1 effective January 1, 2004 and the effect of initially adopting SOP 03-1 was not significant to Thrivent Financial.

In December 2003, the Financial Accounting Standards Board (FASB) revised Interpretation No. 46 (FIN 46R), Consolidation of Variable Interest Entities, which was originally issued in January 2003. FIN 46R provides criteria on the identification of variable interest entities (VIE) and the determination of whether a variable interest holder should consolidate the VIE. Thrivent Financial adopted FIN46R effective January 1, 2004 and adoption did not require the consolidation of any entities not previously included in the consolidated financial statements.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

New Accounting Standards, continued

In December 2003, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 132 (revised 2003), Employers’ Disclosures about Pensions and other Post-Retirement Benefits. This standard expands existing disclosures by requiring more details about pension plan assets, benefit obligations, cash flows, benefit costs and related information. Thrivent Financial has adopted the disclosure provisions of SFAS 132R.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments

Fixed maturity securities

The amortized cost and fair value of Thrivent Financial’s investment in fixed maturity securities is summarized as follows (in millions):

	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2004

Loan-backed obligations of U.S. Government corporations and agencies	$6,274	$55	$(18)	$6,311
U.S. Treasury securities and non-loan-backed obligations of U.S. Government corporations and agencies	1,206	19	(3)	1,222
Corporate and other bonds	17,512	1,102	(41)	18,573
Mortgage & asset-backed securities	4,694	66	(22)	4,738

Total fixed maturity securities	$29,686	$1,242	$(84)	$30,844

December 31, 2003

Loan-backed obligations of U.S. Government corporations and agencies	$6,335	$90	$(14)	$6,411
U.S. Treasury securities and non-loan-backed obligations of U.S. Government corporations and agencies	927	21	(4)	944
Corporate and other bonds	16,193	1,237	(53)	17,377
Mortgage & asset-backed securities	4,287	113	(29)	4,371

Total fixed maturity securities	$27,742	$1,461	$(100)	$29,103

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2004 (in millions):

	Less than 12 Months		12 Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Loan-backed obligations of U.S. Government corporations and agencies	$2,194	$(13)	$722	$(5)	$2,916	$(18)
U.S. Treasury securities and non-loan-backed obligations of U.S. Government corporations and agencies	437	(3)	81	—	518	(3)
Corporate and other bonds	1,445	(21)	1,017	(20)	2,462	(41)
Mortgage & asset-backed securities	1,578	(12)	591	(10)	2,169	(22)

Fixed maturity securities	$5,654	$(49)	$2,411	$(35)	$8,065	$(84)

As of December 31, 2004, gross unrealized losses on fixed maturity securities totaled $84 million comprising 350 issuers. Of this amount, $35 million, comprised of 106 issuers, was in the greater than twelve month category. Thrivent Financial periodically reviews its fixed maturity securities for other-than-temporary impairments, using criteria described in Note 1. Based on its review of these securities, none of the fixed maturity securities with unrealized losses in excess of twelve months were considered other than temporarily impaired.

The amortized cost and fair value of fixed maturity securities by contractual maturity as of December 31, 2004 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties (in millions).

	Amortized Cost	Fair Value
Due in one year or less	$898	$914
Due after one year through five years	5,977	6,228
Due after five years through ten years	8,396	8,899
Due after ten years	3,447	3,754
Loan-backed obligations of U.S. Government Corporations and agencies	6,274	6,311
Mortgage and asset-backed securities	4,694	4,738

Total fixed maturity securities	$29,686	$30,844

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Equity securities

The cost and fair value of Thrivent Financial’s investment in equity securities as of December 31, 2004 and 2003 are summarized as follows (in millions):

	2004	2003
Cost	$822	$1,163
Gross unrealized gains	176	171
Gross unrealized losses	(8)	(18)

Fair Value	$990	$1,316

Included in the equities securities balances discussed above is approximately $42 million and $86 million of investments in mutual funds from the Thrivent Financial mutual fund family as of December 31, 2004 and 2003, respectively.

The following table shows the fair value and gross unrealized losses by length of time that individual equity securities have been in a continuous unrealized loss position, as of December 31, 2004 (in millions):

	Less than 12 Months		12 Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Equity securities	$58	$(6)	$16	$(2)	$74	$(8)

As of December 31, 2004, gross unrealized losses on equity securities totaled $8 million comprising 82 issuers. Of this amount, $2 million, comprised of 16 issuers, was in the greater than twelve month category. Thrivent Financial periodically reviews its equity securities for other-than-temporary impairments, using criteria described in Note 1. Based on its review of these securities, none of the equity securities with unrealized losses in excess of twelve months were considered other than temporarily impaired.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage loans

Thrivent Financial invests in mortgage loans, principally involving commercial real estate. Such investments consist of first mortgage liens on completed income producing properties. The unpaid principal balances of mortgage loans and the allowance for credit losses as of December 31, 2004 and 2003, were as follows (in millions):

	2004	2003
Commercial	$5,003	$4,892
Church	768	751
Non-commercial	269	209

	6,040	5,852

Allowance for credit losses	(30)	(35)

Total	$6,010	$5,817

Impaired mortgage loans:
With allowance for uncollectible loans	$23	$30
Without allowance for uncollectible loans	$—	$3
Allowance for credit losses on impaired mortgage loans	$1	$5
Average investment in impaired loans	$28	$47

The change in the allowance for credit losses for the years ended December 31, 2004, 2003 and 2002 was as follows (in millions):

	2004	2003	2002
Allowance for credit losses, beginning of year	$35	$75	$82
Net reductions	(5)	(40)	(7)

Allowance for credit losses, end of year	$30	$35	$75

During 2003, Thrivent Financial completed a review of loan loss experience factors used in establishing the allowance for credit losses. As a result of this review, Thrivent Financial reduced the allowance for credit losses by $40 million.

Thrivent Financial does not accrue interest income on impaired mortgage loans, rather income is recognized for these loans when received. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that Thrivent Financial will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. Interest income recognized on impaired mortgage loans totaled $2 million, $3 million and $4 million during the years ended December 31, 2004, 2003 and 2002, respectively.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage loans, continued

The distribution of Thrivent Financial’s mortgage loan investments among various geographic regions of the United States as well as by property type as of December 31, 2004 and 2003 were as follows (in millions):

	2004	2003
Geographic Region
South Atlantic	26%	28%
Pacific	22	21
East North Central	14	14
West North Central	11	11
Mountain	10	11
Other	17	15

Total	100%	100%

Property Type
Industrial	30%	31%
Office	18	19
Retail	18	16
Hotels/Motels	1	2
Apartments	8	8
Other	25	24

Total	100%	100%

Investment income

Investment income by type of investment for the years ended December 31, 2004, 2003 and 2002 is summarized as follows (in millions):

	2004	2003	2002
Fixed maturity securities	$1,588	$1,533	$1,535
Equity securities	42	36	29
Mortgage loans	434	459	445
Contract loans	87	88	87
Other invested assets	72	80	111

	2,223	2,196	2,207
Investment expenses	29	52	46

Net investment income	$2,194	$2,144	$2,161

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Realized investment gains and losses

Realized investment gains and losses for the years ended December 31, 2004, 2003 and 2002, were as follows (in millions):

	2004	2003	2002
Net gains(losses) on sales:
Fixed maturity securities
Gross gains	$304	$335	$204
Gross losses	(148)	(170)	(244)
Equity securities
Gross gains	166	87	99
Gross losses	(57)	(86)	(171)
Other	—	1	(3)

	265	167	(115)

Provisions for losses:
Fixed maturity securities	(1)	(56)	(132)
Equity securities	—	(62)	(84)
Mortgage loans	5	40	7

	4	(78)	(209)

Realized investment gains(losses), net	$269	$89	$(324)

Proceeds from the sale of fixed maturity securities, net of mortgage dollar roll transactions, were $11.6 billion, $4.5 billion and $5.1 billion for the years ended December 31, 2004, 2003 and 2002, respectively.

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income as of December 31, 2004 and 2003 are shown below (in millions):

	2004	2003
Unrealized investment gains	$1,316	$1,518
Deferred acquisition cost adjustment	(233)	(331)
Deferred income tax adjustment	(4)	(3)
Minimum pension liability adjustment	(23)	(18)

Total	$1,056	$1,166

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Other Comprehensive Income

The components of other comprehensive income (loss) for the years ended December 31, 2004, 2003 and 2002 are as follow (in millions):

	2004	2003	2002
Unrealized investment gains and losses arising during the period on securities available for sale	$62	$438	$481
Unrealized investment gains on fixed maturity securities transferred from held-to-maturity to available-for-sale	—	—	45
Reclassification adjustment for realized gains and losses included in net income	(264)	(48)	328
Change in deferred acquisition costs due to unrealized investment gains and losses	98	(29)	(236)
Change in deferred income taxes due to unrealized investment gains and losses	(1)	3	(3)
Minimum pension liability adjustment	(5)	(3)	(15)

Total other comprehensive income (loss)	$(110)	$361	$600

On January 1, 2002 Thrivent Financial transferred $1,757 million of its securities previously classified as ‘held-to-maturity’ to the available for sale category. The transfers were completed in conjunction with the January 1, 2002 merger of Lutheran Brotherhood with and into Aid Association for Lutherans, respectively. Following the transfer on January 1, 2002, Thrivent Financial had no remaining held-to-maturity securities.

Note 3. Deferred Acquisition Costs

The change in deferred acquisition costs for the years ended December 31, 2004, 2003 and 2002 were as follows (in millions):

	2004	2003	2002
Balance at beginning of year	$2,139	$2,025	$2,000
Capitalization of acquisition costs	241	265	219
Acquisition costs amortized	(225)	(151)	(194)

	2,155	2,139	2,025

Adjustment for unrealized investment gains and losses	(233)	(331)	(302)

Balance at end of year	$1,922	$1,808	$1,723

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 4. Property and Equipment

The components of property and equipment as of December 31, 2004 and 2003 are as follows (in millions):

	2004	2003
Buildings	$140	$136
Furniture and equipment	238	212
Other	17	13

	395	361
Accumulated depreciation	(233)	(190)

Property and equipment, net	$162	$171

Depreciation expense for the years ended December 31, 2004, 2003 and 2002 was $44 million, $43 million and $39 million, respectively.

Note 5. Employee Benefit Plans

Pension and Other Postretirement Benefits

Thrivent Financial has a qualified noncontributory defined benefit retirement plan which provides benefits to substantially all home office and field employees upon retirement. Thrivent Financial also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent Financial uses a date of December 31 to measure its benefit plan disclosures.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Employee Benefit Plans, continued

The components of net periodic pension expense for Thrivent Financial’s qualified retirement and other plans for the years ended December 31, 2004, 2003 and 2002 were as follows (in millions):

	Retirement Plans			Other Plans
	2004	2003	2002	2004	2003	2002
Service cost	$19	$19	$19	$3	$3	$4
Interest cost	35	36	34	6	5	5
Expected return on plan assets	(44)	(43)	(43)	—	—	—
Amortization of prior service cost	(1)	(1)	1	(1)	(1)	1
Other	—	—	(1)	1	—	—

Periodic cost	$9	$11	$10	$9	$7	$10

The plans’ funded status and the amounts recognized in the consolidated financial statements as of December 31, 2004 and 2003 were as follows (in millions):

	Retirement Plans		Other Plans
	2004	2003	2004	2003
Change in benefit obligation:
Benefit obligation at beginning of year	$576	$524	$96	$75
Service cost	19	19	3	3
Interest cost	35	36	6	5
Actuarial loss	9	22	23	20
Benefits paid	(28)	(25)	(8)	(7)

Benefit obligation at end of year	611	576	120	96

Change in plan assets:
Fair value of plan assets at beginning of year	445	402	—	—
Actual return on plan assets	60	63	—	—
Employer contribution	38	5	7	7
Benefits paid	(28)	(25)	(7)	(7)

Fair value of plan assets at end of year	515	445	—	—

Funded status	(96)	(131)	(120)	(96)
Unrecognized net losses	98	104	54	33
Unrecognized prior service cost	(7)	(7)	(8)	(9)

	(5)	(34)	(74)	(72)

Additional minimum pension liability	(23)	(18)	—	—

Accrued pension liability at end of year	$(28)	$(52)	$(74)	$(72)

Accumulated benefit obligation	$543	$497	$120	$96

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Employee Benefit Plans, continued

	Retirement Plans		Other Benefits
	2004	2003	2004		2003
Weighted average assumptions at end of year
Discount rate	5.75%	6.25%	5.75%		6.25%
Expected return on plan assets	8.75%	8.75%	n/a	%	n/a	%
Rate of compensation increase	3.25%	3.75%	n/a	%	n/a	%

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was ten percent in 2005 trending down to five percent in 2010. The assumed health care cost trend rates can have a significant impact on the amounts reported. For example, a one-percentage increase in the rate would increase the 2004 total service and interest cost by $2 million and the postretirement health care benefit obligation by $16 million. During December 2003, Congress passed legislation affecting prescription drug coverage. Thrivent Financial is currently reviewing its options under this legislation and its potential impact on its post-retirement benefit plan. Any adjustments to the accrued liability and expense for this change in prescription drug coverage will be recognized in 2005.

As of December 31, 2004 and 2003, the accumulated benefit obligation of Thrivent Financial’s retirement plan exceeds the fair value of its plan assets. As a result, Thrivent Financial accrued a minimum pension liability totaling $23 million and $18 million at December 31, 2004 and 2003, respectively, with a corresponding reduction in accumulated other comprehensive income.

Estimated benefit payments for the next five years are as follows: 2005 - $35 million; 2006 - $33 million; 2007 - $35 million; 2008 - $36 million and 2009 - $37 million.

The assets of Thrivent Financial’s qualified defined benefit plan are held in trust. Thrivent Financial has a benefit plan advisory committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. In 2004, Thrivent Financial appointed a third party to oversee the investment allocation process and monitor asset performance. As pension liabilities are long-term in nature, Thrivent Financial employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk. An annual analysis on the risk versus the return of the investment portfolio is conducted to justify the expected long-term rate of return assumption.

The investment portfolio contains a diversified portfolio of investment categories including equities and fixed income securities. Securities are also diversified in terms of domestic and international securities, short and long-term securities, growth and value styles, large cap and small cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet its pension obligations in the future. Plan assets included $75 million invested in a deposit administration contract issued by Thrivent Financial as of December 31, 2003. During 2004, the investment in this deposit administration contract was redeemed and reinvested in equities and fixed income securities as authorized by the Plan.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Employee Benefit Plans, continued

The weighted average asset allocations as of December 31, 2004 and 2003 were as follows:

	Pension Asset Allocation		Target Allocation
	2004	2003	2004	2003
Asset Category
Equity securities	61%	55%	60%	60%
Fixed income and other securities	39	45	40	40

Total	100%	100%	100%	100%

Thrivent Financial’s expected minimum pension contribution under ERISA guidelines is estimated to be zero for 2005.

Defined Contribution Plans

Thrivent Financial also provides contributory and noncontributory defined contribution retirement benefits, which cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings and Thrivent Financial will match participant contributions up to six percent of eligible earnings. In addition, Thrivent Financial will contribute a percentage of eligible earnings for participants in a non-contributory plan for field employees.

As of December 31, 2004 and 2003, $135 million and $138 million, respectively, of the pension assets of the defined contribution plans were invested in a deposit administration contract issued by Thrivent Financial.

For the years ended December 31, 2004, 2003 and 2002, Thrivent Financial contributed $24 million, $19 million and $17 million, respectively to these plans.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 6. Claims Liabilities

Activity in the liabilities for accident and health, long-term care and disability benefits, included in reserves for future policy benefits and claims liabilities for the years ended December 31, 2004, 2003 and 2002 is summarized below (in millions):

	2004	2003	2002
Net balance at January 1	$339	$302	$260

Incurred related to:
Current year	221	170	172
Prior years	42	15	11

	263	185	183

Paid related to:
Current year	70	69	69
Prior years	92	79	72

	162	148	141

Net balance at December 31	$440	$339	$302

Thrivent Financial uses estimates for determining its liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns and attempt to provide for potential adverse changes in claim patterns and severity. Different than anticipated claims resulted in adjustments to liabilities in each year.

During 2004, Thrivent Financial updated its experience assumptions on its long-term care block of business and as a result increased its claim reserve liabilities by approximately $47 million.

Note 7. Reinsurance

Thrivent Financial participates in reinsurance in order to limit its maximum losses and to diversify its exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Ceded balances would represent a liability of Thrivent Financial in the event the reinsurers were unable to meet their obligations under the terms of the reinsurance agreements.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Reinsurance, continued

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, 2004, 2003 and 2002 were as follows (in millions):

	2004	2003	2002
Direct premiums	$1,247	$1,277	$1,331
Reinsurance ceded	(30)	(24)	(20)

Net premiums	$1,217	$1,253	$1,311

Direct contract charges	$575	$542	$535
Reinsurance ceded	(6)	(6)	(6)

Net contract charges	$569	$536	$529

Reinsurance recoveries	$6	$8	$7

Reinsurance recoverables on life and accident and health claims included in receivables in the Consolidated Balance Sheets as of December 31, 2004 and 2003 were $83 million and $66 million, respectively.

Three reinsurance companies account for approximately 90% of the reinsurance recoverable at December 31, 2004. Thrivent Financial periodically evaluates the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to loss from reinsurer insolvencies.

Note 8. Fair Value of Financial Instruments

The following methods and assumptions were used in estimating the fair values for the following financial instruments. The results of these valuing methods are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instrument. These following fair values are for only certain financial instruments of Thrivent Financial; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent Financial.

Fixed Maturity Securities

Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services. All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue.

Equity Securities

The fair values for investments in equity securities are based on quoted market prices.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Mortgage Loans

The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Contract Loans

The carrying amounts for these instruments approximate their fair value.

Short-term Investments

The carrying amounts for these instruments approximate their fair values.

Cash and Cash Equivalents

The carrying amounts for these instruments approximate their fair values.

Separate Accounts

The fair values for separate account assets are based on quoted market prices. The fair values of the separate account liabilities are equal to their carrying amounts.

Financial Liabilities

The fair values for Thrivent Financial’s liabilities under investment-type contracts, such as deferred annuities and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal.

The carrying value and estimated fair value of Thrivent Financial’s financial instruments as of December 31, 2004 and 2003 are as follows (in millions):

	2004		2003
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Financial Assets:
Fixed maturity securities	$30,844	$30,844	$29,103	$29,103
Equity securities	990	990	1,316	1,316
Mortgage loans	6,010	6,365	5,817	6,149
Short-term investments	2,949	2,949	991	991
Cash and cash equivalents	1,203	1,203	1,751	1,751
Contract loans	1,247	1,247	1,256	1,256
Separate account assets	10,404	10,404	9,203	9,203

Financial Liabilities:
Deferred annuities	13,448	13,341	12,522	12,425
Separate account liabilities	10,404	10,404	9,191	9,191
Other	1,906	1,906	1,665	1,665

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Commitments and Contingent Liabilities

Litigation

Thrivent Financial is involved in various lawsuits, contractual matters, and other contingencies that have arisen from the normal course of business. In addition, Thrivent Financial was named in civil litigation proceedings alleging inappropriate life insurance sales practices by Thrivent Financial in a previous year. During 2004, Thrivent Financial resolved the civil litigation proceedings. Thrivent Financial believes adequate provision has been made for any potential losses which may result from these matters.

Financial Instruments

Thrivent Financial is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate equity price, or liquidity risk in excess of the amount recognized in the Consolidated Balance Sheets. Thrivent Financial’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.

Commitments to Extend Credit

Thrivent Financial has commitments to extend credit for mortgage loans and other lines of credit at market interest rates of $354 million and $558 million as of December 31, 2004 and 2003, respectively. Commitments to purchase other invested assets were $120 million and $86 million as of December 31, 2004 and 2003, respectively.

Financial Guarantees

Thrivent Financial has entered into an agreement to purchase certain debt obligations of a third party civic organization, totaling $37 million, in the event certain conditions, as defined in the agreement, occur. This agreement is secured by the assets of the third party.

Leases

Thrivent Financial has operating leases for certain office equipment and real estate. Rental expense for these items totaled $6 million, $9 million and $7 million for the years ended December 31, 2004, 2003 and 2002, respectively. Future minimum aggregate rental commitments as of December 31, 2004 for operating leases were as follows: 2005 - $7 million; 2006 - $5 million; 2007 - $4 million; 2008 - $2 million and 2009 - $1 million.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Synopsis of Statutory Financial Results

The accompanying financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by regulatory authorities. Effective January 1, 2001, the National Association of Insurance Commissioner’s (NAIC) adopted a revised Accounting Practices and Procedures Manual, which was adopted by the primary states regulating Thrivent Financial. The synopsis of statutory financial results is included to satisfy certain state reporting requirements for fraternal benefit societies.

The following describes the more significant statutory accounting policies that are different than GAAP accounting policies.

Fixed maturity securities

For statutory purposes, investments in fixed maturity securities are reported at amortized cost.

Acquisition costs

Costs incurred to acquire new business are charged to operations as incurred.

Contract liabilities

Liabilities for future contract benefits and expenses are determined using statutorily prescribed rates for mortality and interest.

Non-admitted assets

Certain assets, primarily furniture, equipment and agents’ debit balances, are charged directly to members’ equity and excluded from the balance sheet.

Interest Maintenance Reserve

Certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are deferred and amortized into operating results over the remaining maturity of the sold security.

Asset Valuation Reserve

A reserve, charged directly to members’ equity, is maintained based on certain risk factors applied to invested asset classes.

Premiums and Withdrawals

Funds deposited and withdrawn on universal life and investment-type contracts are recorded in the Statements of Operations.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Synopsis of Statutory Financial Results, continued

Consolidation

Subsidiaries are not consolidated into the statutory results, rather the equity method of accounting for the ownership of subsidiaries is used, with the change in the value of the subsidiaries reflected as a direct adjustment of members’ equity.

Summarized statutory-basis financial information as of December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002 for Thrivent Financial is as follows (in millions):

	2004	2003
Admitted assets	$49,324	$45,297
Liabilities	46,264	42,448
Surplus	3,060	2,849

Total liabilities and surplus	$49,324	$45,297

	2004	2003	2002
Gain from operations before net realized capital gains and losses	$221	$85	$1
Net realized capital gains (losses)	106	(95)	(333)

Net income (loss)	327	(10)	(332)
Total other changes	(116)	215	(18)

Net change in unassigned surplus	$211	$205	$(350)

Thrivent Financial is in compliance with the statutory surplus requirements of all states.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contractholders

Thrivent Financial for Lutherans

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of Thrivent Variable Life Account I (Series 1997) (the Account) (comprising, respectively, the Technology, Partner Small Cap Growth, Partner Small Cap Value, Small Cap Stock, Small Cap Index, Mid Cap Growth, Mid Cap Growth II, Mid Cap Stock, Mid Cap Index, Partner International Stock, Partner All Cap, Large Cap Growth, Large Cap Growth II, Partner Growth Stock, Large Cap Value, Large Cap Stock, Large Cap Index, Real Estate Securities, Balanced, High Yield, High Yield II, Income, Bond Index, Limited Maturity Bond, Mortgage Securities, and Money Market Subaccounts) as of December 31, 2004, and the related statements of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the entity’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the affiliated transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Thrivent Variable Life Account I (Series 1997) at December 31, 2004, and the results of their operations and changes in their net assets for the year then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota March 31, 2005

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 1997)

Statements of Assets and Liabilities

As of December 31, 2004	Technology Subaccount	Partner Small Cap Growth Subaccount	Partner Small Cap Value Subaccount	Small Cap Stock Subaccount
Assets:
Series funds, at value	$1,627,955	$355,012	$558,655	$3,869,278

Total Assets	1,627,955	355,012	558,655	3,869,278
Total Liabilities	—	—	—	—

Net Assets	$1,627,955	$355,012	$558,655	$3,869,278

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$1,627,955	$355,012	$558,655	$3,869,278

Net Assets	$1,627,955	$355,012	$558,655	$3,869,278

Accumulation units outstanding	213,317	21,454	32,282	262,219
Unit Value (accumulation)	$7.63	$16.55	$17.31	$14.76
Series funds, at cost	$1,416,328	$304,999	$477,972	$2,818,002
Series funds shares owned	223,602	28,799	33,736	262,584

As of December 31, 2004	Small Cap Index Subaccount	Mid Cap Growth Subaccount	Mid Cap Growth II Subaccount	Mid Cap Stock Subaccount
Assets:
Series funds, at value	$14,658,266	$913,267	$222,197	$3,081,912

Total Assets	14,658,266	913,267	222,197	3,081,912
Total Liabilities	—	—	—	—

Net Assets	$14,658,266	$913,267	$222,197	$3,081,912

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$14,658,266	$913,267	$222,197	$3,081,912

Net Assets	$14,658,266	$913,267	$222,197	$3,081,912

Accumulation units outstanding	847,760	60,446	14,003	260,570
Unit Value (accumulation)	$17.29	$15.11	$15.87	$11.83
Series funds, at cost	$10,352,881	$796,768	$184,592	$2,394,167
Series funds shares owned	761,073	62,686	23,319	264,390

As of December 31, 2004	Mid Cap Index Subaccount	Partner International Stock Subaccount	Partner All Cap Subaccount	Large Cap Growth Subaccount
Assets:
Series funds, at value	$1,964,222	$6,966,159	$181,043	$2,349,265

Total Assets	1,964,222	6,966,159	181,043	2,349,265
Total Liabilities	—	—	—	—

Net Assets	$1,964,222	$6,966,159	$181,043	$2,349,265

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$1,964,222	$6,966,159	$181,043	$2,349,265

Net Assets	$1,964,222	$6,966,159	$181,043	$2,349,265

Accumulation units outstanding	144,327	451,721	13,051	171,809
Unit Value (accumulation)	$13.61	$15.42	$13.87	$13.67
Series funds, at cost	$1,534,956	$5,999,254	$156,515	$1,977,085
Series funds shares owned	147,281	574,742	20,362	159,153

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 1997)

Statements of Assets and Liabilities

As of December 31, 2004	Large Cap Growth II Subaccount	Partner Growth Stock Subaccount	Large Cap Value Subaccount	Large Cap Stock Subaccount
Assets:
Series funds, at value	$196,559	$371,340	$1,535,436	$7,753,651

Total Assets	196,559	371,340	1,535,436	7,753,651
Total Liabilities	—	—	—	—

Net Assets	$196,559	$371,340	$1,535,436	$7,753,651

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$196,559	$371,340	$1,535,436	$7,753,651

Net Assets	$196,559	$371,340	$1,535,436	$7,753,651

Accumulation units outstanding	15,441	26,065	106,716	831,340
Unit Value (accumulation)	$12.73	$14.25	$14.39	$9.33
Series funds, at cost	$179,587	$333,184	$1,230,461	$7,006,704
Series funds shares owned	20,122	33,136	137,889	835,325

As of December 31, 2004	Large Cap Index Subaccount	Real Estate Securities Subaccount	Balanced Subaccount	High Yield Subaccount
Assets:
Series funds, at value	$24,682,910	$656,740	$7,543,563	$485,443

Total Assets	24,682,910	656,740	7,543,563	485,443
Total Liabilities	—	—	—	—

Net Assets	$24,682,910	$656,740	$7,543,563	$485,443

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$24,682,910	$656,740	$7,543,563	$485,443

Net Assets	$24,682,910	$656,740	$7,543,563	$485,443

Accumulation units outstanding	2,078,642	37,366	563,558	32,556
Unit Value (accumulation)	$11.88	$17.58	$13.39	$14.91
Series funds, at cost	$24,548,919	$504,617	$7,352,484	$467,873
Series funds shares owned	1,141,084	38,540	493,601	92,984

As of December 31, 2004	High Yield II Subaccount	Income Subaccount	Bond Index Subaccount	Limited Maturity Bond Subaccount
Assets:
Series funds, at value	$1,473,140	$559,086	$2,256,619	$797,554

Total Assets	1,473,140	559,086	2,256,619	797,554
Total Liabilities	—	—	—	—

Net Assets	$1,473,140	$559,086	$2,256,619	$797,554

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$1,473,140	$559,086	$2,256,619	$797,554

Net Assets	$1,473,140	$559,086	$2,256,619	$797,554

Accumulation units outstanding	118,884	47,860	150,879	74,050
Unit Value (accumulation)	$12.39	$11.68	$14.96	$10.77
Series funds, at cost	$1,450,741	$554,859	$2,240,660	$804,810
Series funds shares owned	216,680	54,666	214,577	79,017

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 1997)

Statements of Assets and Liabilities

As of December 31, 2004	Mortgage Securities Subaccount	Money Market Subaccount
Assets:
Series funds, at value	$220,663	$705,740

Total Assets	220,663	705,740
Total Liabilities	—	—

Net Assets	$220,663	$705,740

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$220,663	$705,740

Net Assets	$220,663	$705,740

Accumulation units outstanding	20,830	695,243
Unit Value (accumulation)	$10.59	$1.02
Series funds, at cost	$220,145	$705,740
Series funds shares owned	22,097	705,740

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 1997)

Statements of Operations

For the year ended December 31, 2004	Technology Subaccount	Partner Small Cap Growth Subaccount	Partner Small Cap Value Subaccount	Small Cap Stock Subaccount
Dividends	$—	$—	$1	$78

Net investment income(loss)	—	—	1	78

Net realized and unrealized gain(loss) on investments
Net realized gains(loss) on investments	5,388	361	935	25,718
Capital gain distributions	—	—	2,581	38,082
Change in unrealized appreciation(depreciation) of investments	80,460	32,919	73,248	576,304

Net gain(loss) on investments	85,848	33,280	76,764	640,104

Net increase(decrease) in net assets resulting from operations	$85,848	$33,280	$76,765	$640,182

For the year ended December 31, 2004	Small Cap Index Subaccount	Mid Cap Growth Subaccount	Mid Cap Growth II Subaccount	Mid Cap Stock Subaccont
Dividends	$45,897	$—	$—	$—

Net investment income(loss)	45,897	—	—	—

Net realized and unrealized gain(loss) on investments
Net realized gains(loss) on investments	113,790	1,099	1,512	14,741
Capital gain distributions	—	—	—	22,570
Change in unrealized appreciation(depreciation) of investments	2,455,913	88,758	26,226	400,143

Net gain(loss) on investments	2,569,703	89,857	27,738	437,454

Net increase(decrease) in net assets resulting from operations	$2,615,600	$89,857	$27,738	$437,454

For the year ended December 31, 2004	Mid Cap Index Subaccount	Partner International Stock Subaccount	Partner All Cap Subaccount	Large Cap Growth Subaccount
Dividends	$6	$3,638	$62	$8,098

Net investment income(loss)	6	3,638	62	8,098

Net realized and unrealized gain(loss) on investments
Net realized gains(loss) on investments	8,677	3,315	839	4,946
Capital gain distributions	750	—	—	—
Change in unrealized appreciation(depreciation) of investments	244,671	942,207	18,881	148,861

Net gain(loss) on investments	254,098	945,522	19,720	153,807

Net increase(decrease) in net assets resulting from operations	$254,104	$949,160	$19,782	$161,905

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 1997)

Statements of Operations

For the year ended December 31, 2004	Large Cap Growth II Subaccount	Partner Growth Stock Subaccount	Large Cap Value Subaccount	Large Cap Stock Subaccount
Dividends	$—	$2	$1	$16

Net investment income(loss)	—	2	1	16

Net realized and unrealized gain(loss) on investments
Net realized gains(loss) on investments	408	1,210	8,391	7,528
Capital gain distributions	—	—	—	—
Change in unrealized appreciation(depreciation) of investments	11,742	28,203	163,503	586,327

Net gain(loss) on Investment	$12,150	$29,413	$171,894	$593,855

Net increase(decrease) in net assets resulting from operations	$12,150	$29,415	$171,895	$593,871

For the year ended December 31, 2004	Large Cap Growth II Subaccount	Real Estate Securities Subaccount	Balanced Subaccount	High Yield Subaccount
Dividends	$242,823	$—	$149,005	$29,698

Net Investment income(loss)	242,823	—	149,005	29,698

Net realized and unrealized gain(loss) on investments
Net realized gains(loss) on investments	(71,464)	2,645	(13,550)	339
Capital gain distributions	—	1,426	—	—
Change in unrealized appreciation(depreciation) of investments	2,146,966	141,533	423,694	7,801

Net gain(loss) on investments	2,075,502	145,604	410,144	8,140

Net increase(decrease) in net assets resulting from operations	$2,318,325	$145,604	$559,149	$37,838

For the year ended December 31, 2004	High Yield II Subaccount	Income Subaccount	Bond Index Subaccount	Limited Maturity Bond Subaccount
Dividends	$89,450	$19,403	$80,931	$17,089

Net investment income(loss)	89,450	19,403	80,931	17,089

Net realized and unrealized gain(loss) on investments
Net realized gains(loss) on investments	(865)	40	2,123	(186)
Capital gain distributions	—	—	6,447	759
Change in unrealized appreciation(depreciation) of investments	17,099	1,549	(10,960)	(5,508)

Net gain(loss) on investments	16,234	1,589	(2,390)	(4,935)

Net increase(decrease) in net assets resulting from operations	$105,684	$20,992	$78,541	$12,154

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 1997)

Statements of Operations

For the year ended December 31, 2004	Mortgage Securities Subaccount	Money Market Subaccount
Dividends	$6,954	$7,867

Net investment income(loss)	6,954	7,867

Net realized and unrealized gain(loss) on investments
Net realized gains(loss) on investments	(25)	—
Capital gain distributions	117	—
Change in unrealized appreciation(depreciation) of investments	(136)	—

Net gain(loss) on investments	(44)	—

Net increase(decrease) in net assets resulting from operations	$6,910	$7,867

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 1997)

Statements of Changes in Net Assets

	Technology Subaccount		Partner Small Cap Growth Subaccount
For the year ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income(loss)	$—	$—	$—	$—
Net realized gains(loss) on investments	5,388	(726)	361	211
Change in net unrealized appreciation(depreciation) on investments	80,460	343,317	32,919	17,094

Net Change in Net Assets Resulting from Operations	85,848	342,591	33,280	17,305

Unit Transactions:
Proceeds from units issued	510,348	428,300	151,240	73,399
Death benefits	—	—	—	—
Surrenders and terminations	(24,289)	(8,590)	(24)	(51)
Policy loans	(35,132)	(1,950)	(685)	—
Cost of insurance and administrative charges	(197,304)	(163,474)	(49,648)	(11,073)
Transfers between subaccounts	119,457	34,820	62,682	80,796
Mortality and expense risk charges	(10,190)	(6,248)	(1,906)	(322)

Net Change in Net Assets from Unit Transactions	362,890	282,858	161,659	142,749

Net Change in Net Assets	448,738	625,449	194,939	160,054
Net Assets Beginning of Period	1,179,217	553,768	160,073	19

Net Assets End of Period	$1,627,955	$1,179,217	$355,012	$160,073

	Partner Small Cap Value Subaccount		Small Cap Stock Subaccount
For the year ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income(loss)	$1	$47	$78	$202
Net realized gains(loss) on investments	3,516	3,451	63,800	1,618
Change in net unrealized appreciation(depreciation) on investments	73,248	7,436	576,304	697,966

Net Change in Net Assets Resulting from Operations	76,765	10,934	640,182	699,786

Unit Transactions:
Proceeds from units issued	287,912	54,597	1,098,187	1,041,250
Death benefits	—	—	(31)	(3,768)
Surrenders and terminations	(6,088)	—	(34,232)	(22,922)
Policy loans	(148)	—	(49,703)	(5,271)
Cost of insurance and administrative charges	(58,687)	(7,727)	(467,221)	(415,348)
Transfers between subaccounts	146,733	57,008	14,109	23,735
Mortality and expense risk charges	(2,469)	(175)	(23,719)	(14,228)

Net Change in Net Assets from Unit Transactions	367,253	103,703	537,390	603,448

Net Change in Net Assets	444,018	114,637	1,177,572	1,303,234
Net Assets Beginning of Period	114,637	—	2,691,706	1,388,472

Net Assets End of Period	$558,655	$114,637	$3,869,278	$2,691,706

	Small Cap Index Subaccount		Mid Cap Growth Subaccount
For the year ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income(loss)	$45,897	$34,384	$—	$—
Net realized gains(loss) on investments	113,790	(10,403)	1,099	132
Change in net unrealized appreciation(depreciation) on investments	2,455,913	3,130,666	88,758	27,743

Net Change in Net Assets Resulting from Operations	2,615,600	3,154,647	89,857	27,875

Unit Transactions:
Proceeds from units issued	2,712,903	2,799,149	364,533	138,536
Death benefits	(15,584)	(21,305)	(3)	—
Surrenders and terminations	(119,499)	(130,651)	(1,717)	(26)
Policy loans	(133,080)	2,748	(2,083)	—
Cost of insurance and administrative charges	(1,241,533)	(1,288,760)	(109,585)	(20,310)
Transfers between subaccounts	(430,672)	(364,352)	293,972	137,358
Mortality and expense risk charges	(93,739)	(66,095)	(4,648)	(731)

Net Change in Net Assets from Unit Transactions	678,796	930,734	540,469	254,827

Net Change in Net Assets	3,294,396	4,085,381	630,326	282,702
Net Assets Beginning of Period	11,363,870	7,278,489	282,941	239

Net Assets End of Period	$14,658,266	$11,363,870	$913,267	$282,941

[1]	Certain subaccounts commenced operations during 2003 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 1997)

Statements of Changes in Net Assets

	Mid Cap Growth II Subaccount		Mid Cap Stock Subaccont
For the year ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income(loss)	$—	$—	$—	$4,550
Net realized gains(loss) on investments	1,512	225	37,311	(35)
Change in net unrealized appreciation(depreciation) on investments	26,226	11,380	400,143	505,639

Net Change in Net Assets Resulting from Operations	27,738	11,605	437,454	510,154

Unit Transactions:
Proceeds from units issued	81,822	60,177	837,783	802,696
Death benefits	—	—	(29)	(4,053)
Surrenders and terminations	(4,222)	(34)	(23,008)	(16,962)
Policy loans	(1,045)	—	(31,325)	(2,898)
Cost of insurance and administrative charges	(23,184)	(6,358)	(356,641)	(336,001)
Transfers between subaccounts	15,308	61,966	(31,234)	28,840
Mortality and expense risk charges	(1,312)	(323)	(19,292)	(12,425)

Net Change in Net Assets from Unit Transactions	67,367	115,428	376,254	459,197

Net Change in Net Assets	95,105	127,033	813,708	969,351
Net Assets Beginning of Period	127,092	59	2,268,204	1,298,853

Net Assets End of Period	$222,197	$127,092	$3,081,912	$2,268,204

	Mid Cap Index Subaccount		Partner International Stock Subaccount
For the year ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income(loss)	$6	$6,955	$3,638	$178
Net realized gains(loss) on investments	9,427	6,581	3,315	190
Change in net unrealized appreciation(depreciation) on investments	244,671	259,594	942,207	24,705

Net Change in Net Assets Resulting from Operations	254,104	273,130	949,160	25,073

Unit Transactions:
Proceeds from units issued	524,788	403,104	1,284,696	91,988
Death benefits	—	(1,172)	(617)	—
Surrenders and terminations	(10,501)	(4,638)	(33,260)	(984)
Policy loans	(14,821)	(2,083)	(28,095)	—
Cost of insurance and administrative charges	(206,848)	(138,035)	(470,534)	(12,927)
Transfers between subaccounts	137,665	199,714	5,105,569	83,371
Mortality and expense risk charges	(11,953)	(6,261)	(29,904)	(439)

Net Change in Net Assets from Unit Transactions	418,330	450,629	5,827,855	161,009

Net Change in Net Assets	672,434	723,759	6,777,015	186,082
Net Assets Beginning of Period	1,291,788	568,029	189,144	3,062

Net Assets End of Period	$1,964,222	$1,291,788	$6,966,159	$189,144

	Partner All Cap Subaccount		Large Cap Growth Subaccount
For the year ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income(loss)	$62	$82	$8,098	$33
Net realized gains(loss) on investments	839	401	4,946	2,117
Change in net unrealized appreciation(depreciation) on investments	18,881	5,647	148,861	223,325

Net Change in Net Assets Resulting from Operations	19,782	6,130	161,905	225,475

Unit Transactions:
Proceeds from units issued	103,566	39,281	828,396	433,376
Death benefits	—	—	(3)	(2,281)
Surrenders and terminations	(2,901)	(30)	(23,916)	(9,226)
Policy loans	(1,578)	—	(19,759)	(544)
Cost of insurance and administrative charges	(27,189)	(7,921)	(279,078)	(151,515)
Transfers between subaccounts	31,138	21,633	299,037	906,499
Mortality and expense risk charges	(893)	(154)	(13,874)	(5,479)

Net Change in Net Assets from Unit Transactions	102,143	52,809	790,803	1,170,830

Net Change in Net Assets	121,925	58,939	952,708	1,396,305
Net Assets Beginning of Period	59,118	179	1,396,557	252

Net Assets End of Period	$181,043	$59,118	$2,349,265	$1,396,557

[1]	Certain subaccounts commenced operations during 2003 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 1997)

Statements of Changes in Net Assets

	Large Cap Growth II Subaccount		Partner Growth Stock Subaccount
For the year ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income(loss)	$—	$46	$2	$163
Net realized gains(loss) on investments	408	368	1,210	357
Change in net unrealized appreciation(depreciation) on investments	11,742	5,230	28,203	9,996

Net Change in Net Assets Resulting from Operations	12,150	5,644	29,415	10,516

Unit Transactions:
Proceeds from units issued	130,598	45,330	154,824	52,012
Death benefits	—	—	(3)	—
Surrenders and terminations	(484)	(12)	(876)	(46)
Policy loans	(10)	—	(1,382)	—
Cost of insurance and administrative charges	(14,837)	(3,867)	(40,640)	(7,352)
Transfers between subaccounts	9,209	14,017	131,609	41,579
Mortality and expense risk charges	(968)	(211)	(1,792)	(245)

Net Change in Net Assets from Unit Transactions	123,508	55,257	241,740	85,948

Net Change in Net Assets	135,658	60,901	271,155	96,464
Net Assets Beginning of Period	60,901	—	100,185	3,721

Net Assets End of Period	$196,559	$60,901	$371,340	$100,185

	Large Cap Value Subaccount		Large Cap Stock Subaccount
For the year ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income(loss)	$1	$8,184	$16	$24,906
Net realized gains(loss) on investments	8,391	1,459	7,528	(15,725)
Change in net unrealized appreciation(depreciation) on investments	163,503	141,474	586,327	793,164

Net Change in Net Assets Resulting from Operations	171,895	151,117	593,871	802,345

Unit Transactions:
Proceeds from units issued	444,946	241,926	2,758,827	2,269,245
Death benefits	(3)	—	(31)	(10,950)
Surrenders and terminations	(11,129)	(1,546)	(62,413)	(43,070)
Policy loans	(4,694)	(1,028)	(43,158)	(3,926)
Cost of insurance and administrative charges	(149,310)	(65,847)	(1,003,492)	(878,419)
Transfers between subaccounts	193,754	577,525	187,037	420,748
Mortality and expense risk charges	(8,821)	(3,349)	(48,160)	(28,585)

Net Change in Net Assets from Unit Transactions	464,743	747,681	1,788,610	1,725,043

Net Change in Net Assets	636,638	898,798	2,382,481	2,527,388
Net Assets Beginning of Period	898,798	—	5,371,170	2,843,782

Net Assets End of Period	$1,535,436	$898,798	$7,753,651	$5,371,170

	Large Cap Index Subaccount		Real Estate Securities Subaccount
For the year ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income(loss)	$242,823	$217,629	$—	$4,549
Net realized gains(loss) on investments	(71,464)	(230,523)	4,071	2,644
Change in net unrealized appreciation(depreciation) on investments	2,146,966	4,325,088	141,533	10,590

Net Change in Net Assets Resulting from Operations	2,318,325	4,312,194	145,604	17,783

Unit Transactions:
Proceeds from units issued	5,458,909	5,664,728	204,842	163,780
Death benefits	(41,002)	(104,804)	(3)	—
Surrenders and terminations	(207,634)	(220,484)	(268)	(39)
Policy loans	(152,717)	11,508	(341)	(69)
Cost of insurance and administrative charges	(2,352,145)	(2,469,953)	(54,077)	(7,223)
Transfers between subaccounts	(742,649)	(537,096)	118,968	71,355
Mortality and expense risk charges	(165,762)	(123,566)	(3,154)	(418)

Net Change in Net Assets from Unit Transactions	1,797,000	2,220,333	265,967	227,386

Net Change in Net Assets	4,115,325	6,532,527	411,571	245,169
Net Assets Beginning of Period	20,567,585	14,035,058	245,169	—

Net Assets End of Period	$24,682,910	$20,567,585	$656,740	$245,169

[1]	Certain subaccounts commenced operations during 2003 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 1997)

Statements of Changes in Net Assets

	Balanced Subaccount		High Yield Subaccount
For the year ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income(loss)	$149,005	$165,675	$29,698	$5,595
Net realized gains(loss) on investments	(13,550)	(64,702)	339	213
Change in net unrealized appreciation(depreciation) on investments	423,694	814,581	7,801	9,768

Net Change in Net Assets Resulting from Operations	559,149	915,554	37,838	15,576

Unit Transactions:
Proceeds from units issued	1,701,578	1,567,707	149,609	81,012
Death benefits	(17,668)	(11,333)	—	—
Surrenders and terminations	(41,352)	(66,492)	(1,480)	(56)
Policy loans	(36,203)	(14,110)	(215)	(41)
Cost of insurance and administrative charges	(739,425)	(748,039)	(38,101)	(8,169)
Transfers between subaccounts	(380,549)	(140,745)	145,021	107,692
Mortality and expense risk charges	(51,792)	(40,992)	(2,732)	(514)

Net Change in Net Assets from Unit Transactions	434,589	545,996	252,102	179,924

Net Change in Net Assets	993,738	1,461,550	289,940	195,500
Net Assets Beginning of Period	6,549,825	5,088,275	195,503	3

Net Assets End of Period	$7,543,563	$6,549,825	$485,443	$195,503

	High Yield II Subaccount		Income Subaccount
For the year ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income(loss)	$89,450	$70,391	$19,403	$4,698
Net realized gains(loss) on investments	(865)	(3,176)	40	71
Change in net unrealized appreciation(depreciation) on investments	17,099	133,741	1,549	2,676

Net Change in Net Assets Resulting from Operations	105,684	200,956	20,992	7,445

Unit Transactions:
Proceeds from units issued	333,623	236,070	205,915	110,124
Death benefits	(6,708)	(851)	—	—
Surrenders and terminations	(4,547)	(4,144)	(6,692)	(1)
Policy loans	(16,644)	(1,089)	—	—
Cost of insurance and administrative charges	(121,120)	(102,684)	(59,571)	(19,065)
Transfers between subaccounts	82,171	78,667	112,498	191,437
Mortality and expense risk charges	(9,774)	(6,761)	(3,331)	(850)

Net Change in Net Assets from Unit Transactions	257,001	199,208	248,819	281,645

Net Change in Net Assets	362,685	400,164	269,811	289,090
Net Assets Beginning of Period	1,110,455	710,291	289,275	185

Net Assets End of Period	$1,473,140	$1,110,455	$559,086	$289,275

	Bond Index Subaccount		Limited Maturity Bond Subaccount
For the year ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income(loss)	$80,931	$67,980	$17,089	$2,364
Net realized gains(loss) on investments	8,570	4,171	573	3,523
Change in net unrealized appreciation(depreciation) on investments	(10,960)	(18,630)	(5,508)	(1,748)

Net Change in Net Assets Resulting from Operations	78,541	53,521	12,154	4,139

Unit Transactions:
Proceeds from units issued	723,157	632,407	273,469	140,198
Death benefits	—	(1,298)	—	—
Surrenders and terminations	(21,649)	(8,697)	(2,718)	(621)
Policy loans	(21,715)	(6,673)	(1,009)	—
Cost of insurance and administrative charges	(252,641)	(232,770)	(68,521)	(17,631)
Transfers between subaccounts	3,852	(45,925)	243,899	219,527
Mortality and expense risk charges	(14,788)	(11,862)	(4,511)	(850)

Net Change in Net Assets from Unit Transactions	416,216	325,182	440,609	340,623

Net Change in Net Assets	494,757	378,703	452,763	344,762
Net Assets Beginning of Period	1,761,862	1,383,159	344,791	29

Net Assets End of Period	$2,256,619	$1,761,862	$797,554	$344,791

[1]	Certain subaccounts commenced operations during 2003 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 1997)

Statements of Changes in Net Assets

	Mortgage Securities Subaccount		Money Market Subaccount
For the year ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income(loss)	$6,954	$881	$7,867	$7,307
Net realized gains(loss) on investments	92	(16)	—	—
Change in net unrealized appreciation(depreciation) on investments	(136)	654	—	—

Net Change in Net Assets Resulting from Operations	6,910	1,519	7,867	7,307

Unit Transactions:
Proceeds from units issued	83,078	22,785	2,076,514	3,141,979
Death benefits	—	—	—	—
Surrenders and terminations	(334)	(12)	(647)	(563)
Policy loans	(178)	(65)	(2,257)	(862)
Cost of insurance and administrative charges	(20,144)	(4,749)	(124,119)	(107,780)
Transfers between subaccounts	54,993	78,381	(2,640,607)	(1,639,750)
Mortality and expense risk charges	(1,311)	(210)	(6,524)	(4,818)

Net Change in Net Assets from Unit Transactions	116,104	96,130	(697,640)	1,388,206

Net Change in Net Assets	123,014	97,649	(689,773)	1,395,513
Net Assets Beginning of Period	97,649	—	1,395,513	—

Net Assets End of Period	$220,663	$97,649	$705,740	$1,395,513

[1]	Certain subaccounts commenced operations during 2003 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

Thrivent Variable Life Account I (Series 1997)

Notes to Financial Statements

As of December 31, 2004

(1) ORGANIZATION

The Thrivent Variable Life Account I (Series 1997) ( the Variable Account) is a unit investment trust registered under the Investment Company Act of 1940 and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account has twenty-six subaccounts, each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as follows:

Subaccount	Series
Technology	Thrivent Series Fund, Inc. - Technology Portfolio
Partner Small Cap Growth (h)	Thrivent Series Fund, Inc. - Partner Small Cap Growth Portfolio
Partner Small Cap Value (c)	Thrivent Series Fund, Inc. - Partner Small Cap Value Portfolio
Small Cap Stock	Thrivent Series Fund, Inc. - Small Cap Stock Portfolio
Small Cap Index	Thrivent Series Fund, Inc. - Small Cap Index Portfolio
Mid Cap Growth (h)	Thrivent Series Fund, Inc. - Mid Cap Growth Portfolio (b)
Mid Cap Growth II (h)	Thrivent Series Fund, Inc. - Mid Cap Growth II Portfolio
Mid Cap Stock	Thrivent Series Fund, Inc. - Mid Cap Stock Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. - Mid Cap Index Portfolio
Partner International Stock (c)	Thrivent Series Fund, Inc. - Partner International Stock Portfolio (a)
Partner All Cap (h)	Thrivent Series Fund, Inc. - Partner All Cap Portfolio
Large Cap Growth (h)	Thrivent Series Fund, Inc. - Large Cap Growth Portfolio (e)
Large Cap Growth II (h)	Thrivent Series Fund, Inc. - Large Cap Growth II Portfolio
Partner Growth Stock (h)	Thrivent Series Fund, Inc. - Partner Growth Stock Portfolio
Large Cap Value	Thrivent Series Fund, Inc. - Large Cap Value Portfolio (f)
Large Cap Stock	Thrivent Series Fund, Inc. - Large Cap Stock Portfolio
Large Cap Index	Thrivent Series Fund, Inc. - Large Cap Index Portfolio
Real Estate Securities (c)	Thrivent Series Fund, Inc. - Real Estate Securities Portfolio
Balanced	Thrivent Series Fund, Inc. - Balanced Portfolio
High Yield (h)	Thrivent Series Fund, Inc. - High Yield Portfolio
High Yield II	Thrivent Series Fund, Inc. - High Yield II Portfolio
Income (h)	Thrivent Series Fund, Inc. - Income Portfolio
Bond Index	Thrivent Series Fund, Inc. - Bond Index Portfolio
Limited Maturity Bond (h)	Thrivent Series Fund, Inc. - Limited Maturity Bond Portfolio
Mortgage Securities (c)	Thrivent Series Fund, Inc. - Mortgage Securities Portfolio
Money Market (d)	Thrivent Series Fund, Inc. - Money Market Portfolio (g)

(a)	AAL Series Fund. - International Portfolio merged into the Thrivent Series Fund Inc. - Partner International Stock Portfolio as of April 30, 2004.

(b)	LB Series Fund. - Opportunity Growth Portfolio merged into the Thrivent Series Fund Inc. - Mid Cap Growth Portfolio as of April 30, 2004.

(c)	Since Inception, April 30, 2003

(d)	Since Inception, April 25, 2003

(e)	AAL Series Fund. - Aggressive Growth Portfolio merged into the Thrivent Series Fund Inc. - Large Cap Growth Portfolio as of April 25, 2003.

(f)	AAL Series Fund. - Equity Income Portfolio merged into the Thrivent Series Fund Inc. - Large Cap Value Portfolio as of April 25, 2003.

(g)	AAL Series Fund. - Money Market Portfolio merged into the Thrivent Series Fund Inc. - Money Market Portfolio as of April 25, 2003.

(h)	Since Inception, April 30, 2002

The Funds are registered under the Investment Company Act of 1940 as open-end, diversified management investment companies.

The Variable Account is used to fund flexible premium variable universal life insurance contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.

A fixed account investment option is available for contract owners of the flexible premium variable universal life insurance contracts. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investments

The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial's tax status change.

Thrivent Variable Life Account I (Series 1997)

Notes to Financial Statements (continued)

(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Other

The preparation of financial statements in conformity with U.S generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Reclassification

Certain amounts in the prior year financial statements have been reclassified to conform with the current year presentation.

(3) EXPENSE CHARGES

Proceeds received by the Variable Account from units issued represent gross contract premiums received by Thrivent less any applicable premium taxes.

A per policy monthly administration charge of $4 and a cost of insurance charge, which varies by risk class, sex, amount at risk, and age, is deducted as compensation for administrative and insurance expenses, respectively. A sales charge of 3.0% is deducted from each participant payment to cover sales and other expenses and to provide support for Thrivent Financials fraternal activities. The contract owner may make up to twelve transfers between investment options per certificate year, but thereafter, each transfer is subject to a $25 transfer charge. The above expenses are deducted by redeeming units of the subaccounts of the Variable Account.

A surrender charge is imposed in the event the contract is surrendered or the specified amount is reduced. The initial surrender charge is based on the amount per thousand of specified coverage for which the contract is issued. The amount per thousand varies by risk class, sex, and issue age. The cash value is reduced by the surrender charge. The charge decreases over the first 10 contract years to zero in the 11th contract year. The surrender charge is deducted by redeeming units of the subaccounts of the Variable Account.

A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 0.75% of the total subaccount cash value during the first 15 years dropping to approximately 0.25% thereafter. This charge is deducted by redeeming units of the subaccounts of the Variable Account.

Additionally, during the year ended December 31, 2004, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund. The Fund's advisory agreement provides for fees as a percent of the average net assets for each subaccount, as follows:

Subaccount	% of Average Net Assets
Technology	0.75%
Partner Small Cap Growth	1.00%
Partner Small Cap Value	0.80%
Small Cap Index	0.35%
Small Cap Stock	0.70%
Mid Cap Growth	0.40%
Mid Cap Growth II	0.90%
Mid Cap Stock	0.70%
Mid Cap Index	0.35%
Partner International Stock	0.85%
Partner All Cap	0.95%
Large Cap Growth	0.40%
Large Cap Growth II	0.80%
Partner Growth Stock	0.80%
Large Cap Value	0.60%
Large Cap Stock	0.65%
Large Company Index	0.35%
Real Estate Securities	0.80%
Balanced	0.35%
High Yield	0.40%
High Yield II	0.40%
Income	0.40%
Bond Index	0.35%
Limited Maturity Bond	0.40%
Mortgage Securities	0.50%
Money Market	0.40%

Thrivent Variable Life Account I (Series 1997)

Notes to Financial Statements (continued)

(4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:

	Technology	Partner Small Cap Growth	Partner Small Cap Value	Small Cap Stock	Small Cap Index	Mid Cap Growth
Units outstanding at December 31, 2002	115,055	2	—	159,606	722,534	24
Units issued	84,919	11,846	8,995	119,187	266,947	22,537
Units redeemed	(37,958)	(1,080)	(897)	(58,169)	(187,001)	(1,707)

Units outstanding at December 31, 2003	162,016	10,768	8,098	220,624	802,480	20,854
Units issued	97,492	14,426	29,353	94,492	195,060	49,518
Units redeemed	(46,192)	(3,740)	(5,168)	(52,897)	(149,780)	(9,926)

Units outstanding at December 31, 2004	213,317	21,454	32,282	262,219	847,760	60,446

	Mid Cap Growth II	Mid Cap Stock	Mid Cap Index	Partner International Stock	Partner All Cap	Large Cap Growth
Units outstanding at December 31, 2002	6	170,379	65,128	301	18	26
Units issued	9,915	118,579	64,056	15,341	5,938	127,010
Units redeemed	(597)	(64,113)	(19,311)	(1,458)	(1,113)	(17,063)

Units outstanding at December 31, 2003	9,324	224,845	109,873	14,184	4,843	109,973
Units issued	7,535	87,958	57,997	493,991	11,529	92,821
Units redeemed	(2,855)	(52,233)	(23,543)	(56,454)	(3,320)	(30,985)

Units outstanding at December 31, 2004	14,003	260,570	144,327	451,721	13,051	171,809

	Large Cap Growth II	Partner Growth Stock	Large Cap Value	Large Cap Stock	Large Cap Index	Real Estate Securities
Units outstanding at December 31, 2002	—	376	—	403,198	1,675,620	—
Units issued	5,810	8,441	79,383	380,266	664,556	21,450
Units redeemed	(664)	(1,086)	(8,091)	(158,648)	(425,230)	(2,594)

Units outstanding at December 31, 2003	5,146	7,731	71,292	624,816	1,914,946	18,856
Units issued	12,061	22,934	54,670	371,342	542,023	26,591
Units redeemed	(1,766)	(4,600)	(19,245)	(164,818)	(378,327)	(8,081)

Units outstanding at December 31, 2003	15,441	26,065	106,716	831,340	2,078,642	37,366

	Balanced	High Yield	High Yield Bond	Income	Bond Index	Limited Maturity Bond
Units outstanding at December 31, 2002	481,461	—	77,668	18	99,538	—
Units issued	168,807	15,532	33,499	28,116	66,720	34,696
Units redeemed	(121,365)	(1,091)	(14,367)	(2,196)	(43,850)	(2,077)

Units outstanding at December 31, 2003	528,903	14,441	96,800	25,938	122,408	32,619
Units issued	146,201	23,007	39,842	30,209	62,909	51,056
Units redeemed	(111,545)	(4,892)	(17,758)	(8,287)	(34,438)	(9,625)

Units outstanding at December 31, 2004	563,558	32,556	118,884	47,860	150,879	74,050

	Mortgage Securities	Money Market
Units outstanding at December 31, 2002	—	—
Units issued	10,526	4,233,641
Units redeemed	(938)	(2,848,211)

Units outstanding at December 31, 2003	9,588	1,385,430
Units issued	14,492	2,159,623
Units redeemed	(3,250)	(2,849,809)

Units outstanding at December 31, 2004	20,830	695,243

Thrivent Variable Life Account I (Series 1997)

Notes to Financial Statements (continued)

(5) PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2004 were as follows:

	Purchases	Sales
Subaccount
Technology	$433,991	$71,101
Partner Small Cap Growth	168,028	6,369
Partner Small Cap Value	383,842	14,007
Small Cap Stock	706,357	130,809
Small Cap Index	1,285,930	561,237
Mid Cap Growth	559,761	19,292
Mid Cap Growth II	83,473	16,105
Mid Cap Stock	506,204	107,379
Mid Cap Index	479,216	60,129
Partner International Stock	5,961,768	130,275
Partner All Cap	115,466	13,262
Large Cap Growth	842,728	43,826
Large Cap Growth II	132,227	8,720
Partner Growth Stock	263,382	21,640
Large Cap Value	527,574	62,830
Large Cap Stock	1,964,602	175,976
Large Cap Index	2,933,083	893,260
Real Estate Securities	323,893	56,499
Balanced	1,041,244	457,651
High Yield	308,041	26,241
High Yield II	414,423	67,972
Income	299,867	31,645
Bond Index	685,182	181,587
Limited Maturity Bond	486,950	28,493
Mortgage Securities	135,060	11,884
Money Market	1,442,648	2,129,656

Thrivent Variable Life Account I (Series 1997)

Notes to Financial Statements (continued)

(6) UNIT VALUES

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the four years in the period ended December 31, 2004, except as indicated in Note 1, follows:

Subaccount	2004	2003	2002		2001
Technology
Units	213,317	162,016	115,055		43,725
Unit value	$7.63	$7.28	$4.81		$8.25
Net assets	$1,627,955	$1,179,217	$553,768		$361,266
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%		0.75%
Investment income ratio (b)	0.00%	0.00%	0.00%		0.00%
Total Return (c)	4.07%	51.36%	(42.14	) %	(17.51	) %

Partner Small Cap Growth
Units	21,454	10,768	2
Unit value	$16.55	$14.87	$10.34
Net assets	$355,012	$160,073	$19
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%
Investment income ratio (b)	0.00%	0.00%	0.00%
Total Return (c)	10.49%	43.83%	3.22%

Partner Small Cap Value
Units	32,282	8,098
Unit value	$17.31	$14.16
Net assets	$558,655	$114,637
Ratio of expenses to net assets (a)	0.75%	0.75%
Investment income ratio (b)	0.00%	0.13%
Total Return (c)	21.34%	41.55%

Small Cap Stock
Units	262,219	220,624	159,606		65,302
Unit value	$14.76	$12.20	$8.70		$10.94
Net assets	$3,869,278	$2,691,706	$1,388,472		$713,674
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%		0.75%
Investment income ratio (b)	0.00%	0.01%	0.00%		0.25%
Total Return (c)	20.03%	40.19%	(21.01	) %	9.35%

Small Cap Index
Units	847,760	802,480	722,534		623,185
Unit value	$17.29	$14.16	$10.07		$12.04
Net assets	$14,658,266	$11,363,870	$7,278,489		$7,376,413
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%		0.75%
Investment income ratio (b)	0.37%	0.39%	0.01%		0.40%
Total Return (c)	21.19%	40.62%	(16.36	) %	6.38%

Mid Cap Growth
Units	60,446	20,854	24
Unit value	$15.11	$13.57	$9.98
Net assets	$913,267	$282,941	$239
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%
Investment income ratio (b)	0.00%	0.00%	0.00%
Total Return (c)	10.53%	35.92%	(0.31	) %

Thrivent Variable Life Account I (Series 1997)

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2004	2003	2002		2001
Mid Cap Growth II
Units	14,003	9,324	6
Unit value	$15.87	$13.63	$9.92
Net assets	$222,197	$127,092	$59
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%
Investment income ratio (b)	0.00%	0.00%	0.00%
Total Return (c)	15.54%	37.34%	(0.87)%

Mid Cap Stock
Units	260,570	224,845	170,379		75,734
Unit value	$11.83	$10.09	$7.62		$9.02
Net assets	$3,081,912	$2,268,204	$1,298,853		$682,827
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%		0.75%
Investment income ratio (b)	0.00%	0.27%	0.39%		0.47%
Total Return (c)	16.36%	32.28%	(16.09	) %	(9.79	) %

Mid Cap Index
Units	144,327	109,873	65,126		26,247
Unit value	$13.61	$11.76	$8.72		$10.22
Net assets	$1,964,222	$1,291,788	$568,029		$268,243
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%		0.75%
Investment income ratio (b)	0.00%	0.83%	0.73%		1.02%
Total Return (c)	14.89%	34.80%	(15.29	) %	2.19%

Partner International Stock
Units	451,721	14,184	301
Unit value	$15.42	$13.33	$10.16
Net assets	$6,966,159	$189,144	$3,061
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%
Investment income ratio (b)	0.09%	0.31%	0.00%
Total Return (c)	14.78%	31.27%	1.46%

Partner All Cap
Units	13,051	4,843	18
Unit value	$13.87	$12.21	$9.88
Net assets	$181,043	$59,118	$179
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%
Investment income ratio (b)	0.05%	0.40%	0.00%
Total Return (c)	12.79%	23.52%	(1.30	) %

Large Cap Growth
Units	171,809	109,973	26
Unit value	$13.67	$12.70	$9.73
Net assets	$2,349,265	$1,396,557	$252
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%
Investment income ratio (b)	0.44%	0.00%	0.00%
Total Return (c)	6.87%	30.49%	(2.81	) %

Large Cap Growth II
Units	15,441	5,146	—		—
Unit value	$12.73	$11.84	$0.00
Net assets	$196,559	$60,901	$0
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%
Investment income ratio (b)	0.00%	0.00%	0.00%
Total Return (c)	6.76%	22.75%	0.00%

Thrivent Variable Life Account I (Series 1997)

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2004	2003	2002		2001
Partner Growth Stock
Units	26,065	7,731	376
Unit value	$14.25	$12.96	$9.89
Net assets	$371,340	$100,185	$3,721
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%
Investment income ratio (b)	0.00%	0.50%	0.80%
Total Return (c)	9.13%	31.05%	(1.24	) %

Large Cap Value
Units	106,716	71,292
Unit value	$14.39	$12.61
Net assets	$1,535,436	$898,798
Ratio of expenses to net assets (a)	0.75%	0.75%
Investment income ratio (b)	0.00%	1.26%
Total Return (c)	13.27%	26.07%

Large Cap Stock
Units	831,340	624,816	403,198		189,361
Unit value	$9.33	$8.60	$7.05		$9.14
Net assets	$7,753,651	$5,371,170	$2,843,781		$1,718,870
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%		0.75%
Investment income ratio (b)	0.00%	0.64%	0.67%		0.57%
Total Return (c)	7.68%	21.99%	(23.07	) %	(8.60	) %

Large Cap Index
Units	2,078,642	1,914,946	1,675,620		1,448,611
Unit value	$11.88	$10.74	$8.38		$10.77
Net assets	$24,682,910	$20,567,585	$14,035,058		$16,030,659
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%		0.75%
Investment income ratio (b)	1.09%	1.31%	0.01%		1.00%
Total Return (c)	9.73%	28.21%	(22.79	) %	(12.15	) %

Real Estate Securities
Units	37,366	18,856
Unit value	$17.58	$13.00
Net assets	$656,740	$245,169
Ratio of expenses to net assets (a)	0.75%	0.75%
Investment income ratio (b)	0.00%	5.94%
Total Return (c)	34.18%	30.02%

Balanced
Units	563,558	528,903	481,461		414,271
Unit value	$13.39	$12.38	$10.57		$11.65
Net assets	$7,543,563	$6,549,825	$5,088,275		$4,824,752
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%		0.75%
Investment income ratio (b)	2.15%	2.92%	0.01%		3.08%
Total Return (c)	7.28%	17.17%	(9.93	) %	(3.49	) %

High Yield
Units	32,556	14,441	—		—
Unit value	$14.91	$13.54	$10.56
Net assets	$485,443	$195,503	$3
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%
Investment income ratio (b)	8.14%	8.22%	0.00%
Total Return (c)	9.32%	28.00%	5.64%

Thrivent Variable Life Account I (Series 1997)

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2004	2003	2002	2001
High Yield II
Units	118,884	96,800	77,668	59,085
Unit value	$12.39	$11.47	$9.15	$9.11
Net assets	$1,473,140	$1,110,455	$710,291	$538,177
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%	0.75%
Investment income ratio (b)	6.85%	7.80%	9.07%	9.13%
Total Return (c)	7.21%	25.42%	(0.35)%	1.41%

Income
Units	47,860	25,938	18
Unit value	$11.68	$11.15	$10.28
Net assets	$559,086	$289,275	$185
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%
Investment income ratio (b)	4.37%	4.32%	0.00%
Total Return (c)	3.96%	8.51%	(2.65)%

Bond Index
Units	150,879	122,408	99,538	46,560
Unit value	$14.96	$14.39	$13.90	$12.67
Net assets	$2,256,619	$1,761,862	$1,383,159	$589,915
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%	0.75%
Investment income ratio (b)	4.09%	4.25%	5.20%	6.11%
Total Return (c)	3.14%	3.59%	8.86%	8.47%

Limited Maturity Bond
Units	74,050	32,619	3
Unit value	$10.77	$10.57	$10.11
Net assets	$797,554	$344,791	$29
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%
Investment income ratio (b)	2.85%	2.18%	0.00%
Total Return (c)	1.13%	4.48%	1.05%

Mortgage Securities
Units	20,830	9,588
Unit value	$10.59	$10.18
Net assets	$220,663	$97,649
Ratio of expenses to net assets (a)	0.75%	0.75%
Investment income ratio (b)	4.00%	2.13%
Total Return (c)	3.24%	1.85%

Money Market
Units	695,243	1,385,430
Unit value	$1.02	$1.01
Net assets	$705,740	$1,395,513
Ratio of expenses to net assets (a)	0.75%	0.75%
Investment income ratio (b)	0.94%	0.84%
Total Return (c)	0.22%	0.53%

(a)	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(b)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of the investment option in the variable account. The total return is calculated for each period indicated or from the inception date through the end of the reporting period.

PART C: OTHER INFORMATION

Item 26. Exhibits

Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.

(a)(i)	Resolutions of Board of Directors of the Depositor authorizing the establishment of Registrant (1)

(a)(ii)	Resolution of Board of Directors of the Depositor authorizing the name change of Registrant to Thrivent Variable Life Account I (3)

(b)	Custodian Agreements—Not applicable

(c)(i)	Form of Principal Underwriting Agreement between the Depositor and Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”) (4)

(c)(ii)	Form of Agreement between Thrivent Investment Mgt. and Registered Representative with respect to the sale of the Contracts (4)

(d)(i)	Form of Contract (1)

(d)(ii)	Available Contract Riders (1)

(e)	Contract Application Form (4)

(f)	Articles of Incorporation of Depositor (as amended May 21, 2002) and Bylaws of depositor (as amended February 5, 2004) (6)

(g)	Reinsurance Contracts (5)

(h)(i)	Participation Agreement between Depositor and Thrivent Series Fund, Inc., Dated December 15, 2003 (7)

(i)	Administrative Contracts—Not applicable

(j)	Other Material Contracts – Not Applicable

(k)	Opinion and Consent of Counsel *

(l)	Actuarial Opinion – Not Applicable

(m)	Calculation (7)

(n)	Consent of Independent Registered Public Accounting Firm*

(o)	Omitted Financial statements—Not applicable

(p)	Initial Capital Agreements—Not applicable

(q)	Redeemability Exemption (4)

(r)(i)	Powers of Attorney for Richard E. Beumer, Dr. Addie J. Butler, John O. Gilbert, Robert H. Hoffman, James M. Hushagen, Richard C. Kessler, Richard C. Lundell, John P. McDaniel, Paul W. Middeke, Bruce J. Nicholson, Paul D. Schrage, Dr. Kurt M. Senske, Dr. Albert K. Siu, Thomas R. Zehnder, and Randall L. Boushek (3)

(r)(ii)	Power of Attorney for Adrian M. Tocklin (5)

*	Filed herewith.
(1)	Incorporated by reference from initial registration statement on Form S-6 of Thrivent Variable Life Account I, Registration No. 333-31011, filed on July 10, 1997.
(2)	Incorporated by reference from post-effective amendment No. 7 to the registration statement on Form S-6 of Thrivent Variable Life Account I, Registration No. 333-31011, filed on April 26, 2002.
(3)	Incorporated by reference from post-effective amendment No.8 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration No. 333-31011, filed on August 29, 2002.
(4)	Incorporated reference from post-effective amendment No. 9 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration No. 333-31011, filed on October 29, 2002.
(5)	Incorporated by reference from initial registration statement on Form N-6 of Thrivent Variable Life Account I, Registration No. 333-103454, filed on February 26, 2003.
(6)	Incorporated by reference from post-effective amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration No. 333-103454, filed on April 19, 2004.
(7)	Incorporated by reference from post-effective amendment No. 11 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration No 333-31011, filed on April 19, 2004.

Item 27. Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable insurance operations, other officers of Depositor, are listed below. Unless otherwise indicated, their principal address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Depositor
John O. Gilbert	Chairman of the Board

Bruce J. Nicholson	Director, President & Chief Executive Officer

Richard E. Beumer 13013 Wheatfield Farm Road Town & Country, MO 63141	Director

Name and Principal Business Address	Positions and Offices with Depositor
Dr. Addie J. Butler Community College of Philadelphia Philadelphia, PA 19130	Director

Robert H. Hoffman Taylor Corporation 1725 Roe Crest Drive P.O. Box 3728 North Mankato, MN 56002-3728	Director

James M. Hushagen Eisenhower & Carlson 1201 Pacific Avenue, Suite 1200 Tacoma, WA 98402	Director

Richard C. Kessler The Kessler Enterprise 7380 Sand Lake Road, Suite 1200 Orlando, FL 32819	Director

Timothy J. Lehman Kimberly-Clark 2001 Marathon Avenue Neenah, Wisconsin 54956	Director

Richard C. Lundell 7341 Dogwood Excelsior, MN 55331	Director

John P. McDaniel MedStar Health 5565 Sterrett Place Columbia, MD 21044	Director

Name and Principal Business Address	Positions and Offices with Depositor
Paul W. Middeke The Lutheran Church – Missouri Synod Worker Benefit Plans 1333 South Kirkwood Road St. Louis, MO 63122	Director

Paul D. Schrage 42237 N. 112th Place Scottsdale, AZ 85262	Director

Dr. Kurt M. Senske Lutheran Social Services 8305 Cross Park Drive Austin, TX 78714	Director

Dr. Albert K. Siu Gile@dLearning LLC 23 North Gate Road Mendham, NJ 07945	Director

Adrian M. Tocklin 4961 Bacopa Lane South, #801 St. Petersburg, FL 33715	Director

Rev. Thomas R. Zehnder 6308 Chiswick Park Williamsburg, VA 23188-6368	Director

Pamela J. Moret	Executive Vice President, Strategic Planning, Marketing and Products

Jon M. Stellmacher 4321 North Ballard Road Appleton, WI 54919	Executive Vice President, Chief Administrative Officer

David M. Anderson 4321 North Ballard Road Appleton, WI 545919	Senior Vice President, Financial Services Operations

Randall L. Boushek	Senior Vice President and Chief Financial Officer

Bradford L. Hewitt	Senior Vice President, Fraternal Operations

Jennifer H. Martin	Senior Vice President, Human Resources

Name and Principal Business Address	Positions and Offices with Depositor
Frederick A. Ohlde 4321 North Ballard Road Appleton, WI 54919	Senior Vice President

Teresa J. Rasmussen	Senior Vice President, General Counsel and Secretary

Nikki L. Sorum	Senior Vice President, Marketing

Larry A. Robbins	Senior Vice President and Chief Information Officer

Russell W. Swansen	Senior Vice President – Chief Investment Officer

James A. Thomsen	Senior Vice President, Field Distribution

Marie A. Uhrich	Senior Vice President, Communications

John E. Hite	Vice President, Associate General Counsel and Chief Compliance Officer

Katie S. Kloster	Vice President and Rule 206(4) – 7 Chief Compliance Officer

Item 28. Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor, established by the Board of Directors of the Depositor (then Aid Association for Lutherans) in 1997, pursuant to the laws of the State of Wisconsin. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.

The following shows the relationship of each wholly-owned direct and indirect subsidiary to Thrivent Financial. Financial statements of Thrivent Financial will be filed on a consolidated basis with regard to each of the foregoing entities.

Parent Company		Thrivent Financial for Lutherans (Wisconsin corp.; fraternal benefit society offering financial services and products)

Holding Company		Thrivent Financial Holdings, Inc. (Delaware corp.; no independent operations)

Wholly-owned subsidiaries of Thrivent Financial Holdings, Inc.	Thrivent Investment Management Inc. (Delaware corp.; broker-dealer and investment adviser)	Thrivent Financial Bank (Federal charter; federally chartered bank)	North Meadows Investment Ltd. (Wisconsin corp.; organized for the purpose of holding and investing in real estate)

	Thrivent Service Organization, Inc. (Wisconsin corp.; organized for the purpose of owning bank account withdrawal authorizations)	Thrivent Life Insurance Company (Minnesota corp.; life insurance company)	Thrivent Property & Casualty Insurance Agency, Inc. (Minnesota corp.; auto and homeowners insurance company)

	Field Agents’ Brokerage Company (Minnesota corp.; licensed life and health insurance agency)	Thrivent Financial Investor Services Inc. (Pennsylvania corp.; transfer agent)	MCB Financial Services, Inc. (Minnesota corp.; currently not engaged in any form of business)

Item 29. Indemnification

Section 33 of Depositor’s Bylaws; Article VIII of the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Management’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Fund, and Thrivent Investment Management of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management, unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section XII of the Investment Advisory Agreement between the Fund and Thrivent Investment Management contains a provision in which the Fund and Thrivent Investment Management mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund or Thrivent Investment Management of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund or Thrivent Investment Management will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a)	Other activity. Thrivent Investment Management, the principal underwriter of the contracts, is also the distributor of Thrivent Mutual Funds (a Massachusetts Business Trust offering Class A, Class B and Institutional Class shares). Thrivent Mutual Funds is an open-end management investment company. Thrivent Investment Management is also a registered investment adviser for the aforementioned mutual funds.

(b)	Management. The directors and principal officers of Thrivent Investment Management are set out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, MN 55415.

Name and Principal Business Address	Positions and Offices with Underwriter
David M. Anderson 4321 North Ballard Road Appleton, WI 54919	Director

Randall L. Boushek	Director

Nikki L. Sorum	Director and Senior Vice President

James A. Thomsen	Director and President

Russell W. Swansen	Senior Vice President and Chief Investment Officer

Katie S. Kloster	Vice President and Rule 206(4)-7 Chief Compliance Officer

Thomas R. Mischka 4321 North Ballard Road Appleton, WI 54919	Vice President and Anti-Money Laundering Officer

John E. Hite	Vice President and Chief Compliance Officer

Kurt S. Tureson	Vice President and Chief Financial Officer

(c)	Not Applicable.

Item 31. Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota, 55415 and 4321 North Ballard Road, Appleton, Wisconsin, 54919.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Depositor represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota on this 20th day of April, 2005.

	By:	Thrivent Variable Life Account I
(Registrant)

and

Thrivent Financial for Lutherans
(Depositor, on behalf of itself and Registrant)

*		President and Chief Executive Officer
Bruce J. Nicholson		(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this amended registration statement has been signed below by the following persons in the capacities and on the dates indicated:

*	President and Chief Executive Officer
Bruce J. Nicholson	(Principal Executive Officer)

*	Senior Vice President and Chief Financial Officer
Randall L. Boushek	(Principal Financial Officer and Principal Accounting Officer)

A majority of the Board of Directors:

Richard E. Beumer	Richard C. Lundell	Dr. Albert Siu
Dr. Addie J. Butler	John P. McDaniel	Adrian M. Tocklin
John O. Gilbert	Paul W. Middeke	Rev. Thomas R. Zehnder
Robert H. Hoffman	Bruce J. Nicholson
James M. Hushagen	Paul D. Schrage
Richard C. Kessler	Dr. Kurt M. Senske

*	John C. Bjork, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.

/s/ John C. Bjork	April 20, 2005
John C. Bjork Attorney-in-Fact

INDEX TO EXHIBITS

The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Item 26 of Part C for exhibits not listed below.

Exhibit Number	Name of Exhibit
k	Opinion & Consent of Counsel

n	Consent of Independent Registered Public Accounting Firm